UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20429

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MUNCY COLUMBIA FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

March 12, 2024

Dear Fellow Shareholder:

You are invited to attend the Annual Meeting of Shareholders of Muncy Columbia Financial Corporation on Tuesday, April 23, 2024 at 10:30 a.m. Eastern Time. The meeting will be held in person at the Lightstreet Office of the Company’s Journey Bank subsidiary, 1199 Lightstreet Road, Bloomsburg, Pennsylvania 17815, and virtually on the Internet by live webcast.

We are making the accompanying Notice of Annual Meeting of Shareholders, proxy statement, proxy card and Annual Report on Form 10-K available to our shareholders by the Internet pursuant to rules adopted by the Securities and Exchange Commission. On or about March 14, 2024, we will mail to our shareholders the Notice of Internet Availability of Proxy Materials containing instructions on how to access the Notice of Annual Meeting of Shareholders, proxy statement, proxy card, 2023 Annual Highlights and Annual Report on Form 10-K by the Internet and how to vote online. As a result, you will not receive a printed copy of the proxy materials unless you request a copy. All shareholders will be able to access the proxy materials on the Internet at the following address: http://www.astproxyportal.com/ast/07477. If you would like to receive a printed set of the proxy materials by mail, free of charge, please follow the instructions printed on the Notice of Internet Availability of Proxy Materials.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, either in person or virtually on the Internet by live webcast, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by completing, signing, dating and returning your proxy card by mail or by voting by telephone, or through the Internet.

If you hold your shares beneficially in the name of a broker, bank, trustee or other nominee, you should follow the directions provided by your broker, bank, trustee or other nominee regarding how they are to vote your shares.

If you have any questions regarding the Annual Meeting, please contact Nancy Diehl at (570) 387-7168 or Beth Benson at (570) 940-1908.

Thank you for your continuing support.

Sincerely,

/s/ Lance O. Diehl	/s/ Robert J. Glunk

Lance O. Diehl President and Chief Executive Officer	Robert J. Glunk Executive Chairman

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN, that the Annual Meeting of the Shareholders of Muncy Columbia Financial Corporation (the “Company”) will be held on Tuesday, April 23, 2024 at 10:30 a.m. Eastern Time, at the Lightstreet Office of the Company’s Journey Bank subsidiary, 1199 Lightstreet Road, Bloomsburg, Pennsylvania 17815, and virtually on the Internet by live webcast.

The Annual Meeting will be held to vote upon the following matters:

(1)To elect four (4) Directors of the Company to Class 3 for terms of three (3) years (see the accompanying proxy statement for a list of nominees);

(2)Non-binding advisory vote to approve the compensation of the named executive officers as set forth in the accompanying proxy statement (the “Say On Pay” vote);

(3)Non-binding advisory vote to establish the frequency of holding the Say On Pay vote (the “Say On Frequency” vote);

(4)To ratify the appointment of S.R. Snodgrass P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and

(5)To approve the amended and restated Employee Stock Purchase Plan.

To act upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” the election of each of the four nominees for Director listed in the accompanying proxy statement; “FOR” approval of the compensation of the named executive officers as set forth in the attached proxy statement; “FOR” holding the Say On Pay vote every third year; “FOR” ratification of the appointment of S.R. Snodgrass P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and “FOR” approval of the amended and restated Employee Stock Purchase Plan.

Only shareholders of record at the close of business on February 23, 2024 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting. To access the live webcast of the Annual Meeting on the Internet, visit the following web address: https://web.lumiagm.com/285477946 and enter the control number on your proxy card and/or voting instruction form. The password for the meeting, if requested, is mcfc2024. This Notice and the accompanying proxy statement are being first made available to shareholders on or about the date hereof. We encourage you to read the proxy statement carefully.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Beth A. Benson

Beth A. Benson Secretary

Bloomsburg, Pennsylvania
March 12, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of the Shareholders to be held on April 23, 2024. This Notice, the Proxy Statement, Proxy Card, 2023 Annual Highlights and 2023 Annual Report on Form 10-K are available at: http://www.astproxyportal.com/ast/07477.

232 East Street
Bloomsburg, Pennsylvania 17815
(570) 784-1660

PROXY STATEMENT

2024 ANNUAL MEETING OF SHAREHOLDERS – APRIL 23, 2024

ANNUAL MEETING INFORMATION

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Muncy Columbia Financial Corporation (the “Company”) for use at the Company’s Annual Meeting of Shareholders to be held on Tuesday, April 23, 2024 at 10:30 a.m. Eastern Time, at the Lightstreet Office of the Company’s Journey Bank subsidiary, 1199 Lightstreet Road, Bloomsburg, Pennsylvania 17815, and virtually by live webcast on the Internet by visiting the following address: https://web.lumiagm.com/285477946 and entering the control number on your proxy card and/or voting instruction form. The password for the meeting, if requested, is mcfc2024. This proxy statement and the accompanying proxy card are first being made available to shareholders of the Company on or about March 12, 2024.

Matters to be Considered

At the Annual Meeting, shareholders will be asked to consider and vote upon the following proposals:

(1)To elect four (4) Directors of the Company to Class 3 for terms of three (3) years (see Proposal No. 1 – Election of Directors for a list of nominees);

(2)Non-binding advisory vote to approve the compensation of the named executive officers as set forth in this Proxy Statement (the “Say On Pay” vote);

(3)Non-binding advisory vote to establish the frequency of holding the Say On Pay vote (the “Say On Frequency” vote);

(4)To ratify the appointment of S.R. Snodgrass P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and

(5)To approve the amended and restated Employee Stock Purchase Plan.

To act upon such other business as may properly come before the meeting.

The Board of Directors does not know of any other business to be presented at the Annual Meeting, but if any other matters are properly presented at the meeting or any adjournments or postponements of the meeting, the persons named as proxies in the proxy card will vote upon such matters in accordance with the recommendations of the Board of Directors.

Recommendations of the Board of Directors

The Board of Directors recommends that you vote “FOR” the election of the four (4) nominees set forth in Proposal No. 1 – Election of Directors; “FOR” approval of the compensation of the named executive officers set forth in this proxy statement; “FOR” holding the Say On Pay vote every third year; “FOR” ratification of the appointment of S.R. Snodgrass P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and “FOR” approval of the amended and restated Employee Stock Purchase Plan.

Record Date and Quorum

The Board of Directors has fixed the close of business on February 23, 2024 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 3,570,276 shares of the Company’s common stock outstanding.

Holders of a majority of the outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting must be present, either in person or virtually by the live webcast on the Internet, or by proxy, to constitute a quorum. If you fail to submit a proxy prior to the Annual Meeting or to attend the Annual Meeting in person or virtually by the live webcast on the Internet, your shares of common stock will not be counted towards a quorum. Abstentions will be included in determining the number of shares present at the meeting for the purpose of determining the presence of a quorum, provided that with respect to shares represented by proxy, such shares have been voted on any issue other than a procedural motion. Broker non-votes will not be included in determining the number of shares present at the meeting for purposes of determining the presence of a quorum.

Under the Company’s bylaws, if a quorum is not present at the Annual Meeting, the holders of a majority of the shares of Company common stock entitled to vote who are present at the meeting in person, virtually by the live webcast on the Internet, or by proxy, may adjourn the Annual Meeting.

At the Annual Meeting, each whole share of Company common stock is entitled to one (1) vote on all matters properly submitted to Company shareholders for a vote. Fractional shares, such as those held pursuant to the dividend reinvestment plan, may not be voted.

Broker Non-Votes

A broker non-vote occurs when a bank, broker, trustee or other nominee is not permitted to vote on a non-routine matter without instructions from the beneficial owner of the shares and the beneficial owner fails to provide the bank, broker, trustee or other nominee with such instructions. Broker non-votes only count toward a quorum if at least one proposal is presented with respect to which the bank, broker, trustee or other nominee has discretionary authority. Any broker non-votes will not be counted as present and entitled to vote for purposes of determining a quorum at the Annual Meeting. If your bank, broker, trustee or other nominee holds your shares of Company common stock in “street name,” such entity will vote your shares of Company common stock only if you provide instructions on how to vote by complying with the instructions provided to you by your bank, broker, trustee or other nominee with this proxy statement.

Vote Required; Treatment of Abstentions and Failure to Vote

Election of Directors. Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present in person, virtually by the live webcast on the Internet, or by proxy, and entitled to vote in the election of directors. Plurality means that the individuals who receive the largest number of “FOR” votes will be elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Accordingly, the four (4) nominees for Class 3 Director who receive the highest number of “FOR” votes will be elected as directors. Abstentions and broker non-votes will not affect the outcome of the election of directors. Shareholders may not vote their shares cumulatively in the election of directors. If any nominee would refuse or be unable to serve if elected, the persons named as proxies on the proxy card will vote for such other person as shall be designated by the Board of Directors. The Board of Directors does not have knowledge that any nominee will refuse or be unable to serve if elected.

Other Proposals. A majority of the votes cast by the holders of shares present in person, virtually by the live webcast on the Internet, or by proxy, and entitled to vote on each such matter is necessary to approve each of the other proposals and, unless otherwise required by the Company’s articles of incorporation or bylaws, or by law, any other business that may be properly presented at the Annual Meeting. Abstentions and broker non-votes will not affect the outcome of the vote on any of the other proposals.

Attending the Annual Meeting

In Person. If you were a shareholder of record as of the close of business on the February 23, 2024 record date for the Annual Meeting and you plan to attend the Annual Meeting in person, please bring with you photo identification.

If, as of the close of business on the February 23, 2024 record date for the Annual Meeting, you held your shares of Company common stock beneficially in the name of a bank, broker, trustee or other nominee, and you plan to attend the Annual Meeting in person, please bring with you photo identification and a letter (and a legal proxy reflecting the number of shares of Company common stock you held as of the record date if you wish to vote your shares in person) from your bank, broker, trustee or other nominee, confirming your beneficial ownership as of the record date.

Virtually by Live Webcast on the Internet. If you were a shareholder of record as of the close of business on the February 23, 2024 record date for the Annual Meeting and you plan to attend the Annual Meeting virtually by the live webcast on the Internet, you will need to visit https://web.lumiagm.com/285477946 and follow the instructions to access the meeting. You will need your control number, which can be found on your proxy card or voting instruction form. The password for the meeting, if requested, is mcfc2024.

If you held your shares beneficially in the name of a broker, bank, trustee or other nominee as of the close of business on the February 23, 2024 record date for the Annual Meeting and you plan to attend the Annual Meeting virtually by the live webcast on the Internet, you must first obtain a legal proxy from your broker, bank, trustee or other nominee reflecting the number of shares of Company common stock you held as of the record date, and submit a request for registration to Equiniti Trust Company: (1) by email to proxy@equiniti.com; (2) by fax to (718) 765-8730; or (3) by mail to Equiniti Trust Company, Attn: Proxy Tabulation Department, 55 Challenger Road, Suite 200-B, 2nd Floor, Ridgefield Park, NJ 07660. Requests for registration must be labeled as “Legal Proxy” and be received by Equiniti Trust Company no later than 5:00 p.m. Eastern Time on April 17, 2024.

Proxies

Shareholders of Record. If you were a shareholder of record as of the close of business on the February 23, 2024 record date for the Annual Meeting, you may vote by proxy by one of the following methods:

•By telephone, by calling the toll-free number indicated on the accompanying proxy card and following the recorded instructions;

•Through the Internet by visiting the website indicated on the accompanying proxy card and following the instructions; or

•By completing and returning the accompanying proxy card in the enclosed postage-paid envelope. The envelope requires no additional postage if mailed in the United States.

The Company requests that shareholders of record vote by telephone, through the Internet or by completing and signing the accompanying proxy card and returning it to the Company as soon as possible in the enclosed postage-paid envelope.

When the accompanying proxy card is returned properly executed, or when you properly submit your proxy by telephone or through the Internet, the shares of Company common stock represented by your proxy will be voted at the Annual Meeting in accordance with your instructions. If you submit a proxy but do not specify how you want your shares voted, your shares will be voted “FOR” the election of the four (4) nominees listed in this proxy statement as Class 3 Directors and “FOR” each of the other proposals.

Every vote is important. You should sign, date and return the accompanying proxy card, or submit your proxy by telephone or through the Internet, whether or not you plan to attend the Annual Meeting in person or virtually by the live webcast on the Internet. Submitting a proxy will not prevent you from later voting your shares in person at the Annual Meeting or through the meeting website because you may revoke your proxy at any time before it is voted.

Shares Held Through a Bank, Broker, Trustee or Other Nominee. If your shares are held beneficially in the name of a bank, broker, trustee or other nominee, you must instruct the bank, broker, trustee or other nominee on how to vote your shares. Follow the instructions on the voting instruction form provided to you by your bank, broker, trustee or other nominee. Your bank, broker, trustee or other nominee will not vote your shares unless you provide specific instructions on how to vote your shares.

Revocation of Proxies

If you are a shareholder of record, you can change your vote at any time before your proxy is voted at the Annual Meeting by:

•Submitting a written statement that you would like to revoke your proxy to the Secretary of the Company;

•Signing and returning a proxy card with a later date prior to the Annual Meeting;

•Attending the Annual Meeting in person or virtually by the live webcast on the Internet and voting at the Annual Meeting by ballot or through the meeting website; or

•Voting by telephone or on the Internet at a later time prior to the Annual Meeting.

If your shares are held beneficially in the name of your bank, trustee or other nominee, you should follow your bank’s, broker’s, trustee’s or other nominee’s instructions regarding revocation of proxies.

Attendance at the meeting, whether in person or by the live webcast on the Internet, will not, in and of itself, constitute revocation of a proxy. A revocation or later-dated proxy received by the Company after the vote will not affect the vote. Written notices of revocation and other communications regarding the revocation of your proxy should be addressed to: Muncy Columbia Financial Corporation, 232 East Street, Bloomsburg, Pennsylvania 17815, Attention: Secretary. If the Annual Meeting is postponed or adjourned, it will not affect the ability of Company shareholders to exercise their voting rights or to revoke any previously granted proxy using the methods described above.

Delivery of Proxy Materials

As permitted by applicable law, only one (1) copy of this proxy statement is being delivered to Company shareholders residing at the same address, unless such shareholders have notified the Company of their desire to receive multiple copies of the proxy statement.

The Company will deliver, upon oral or written request, a separate copy of this proxy statement to any shareholder residing at an address to which only one copy was delivered. Requests for additional copies should be directed to: 888-Proxy-NA (888-776-9462) or 201-299-6201 (for international callers) by telephone; help@equiniti.com by email; and, https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials by website. Please make your request for a paper copy of the proxy materials on or before April 9, 2024 to facilitate timely delivery. There is no charge for you requesting a paper copy.

Deadline to Submit Shareholder Proposals for Next Year’s Annual Meeting

Any shareholder who wishes to submit a proposal (including shareholder nominations for director) for inclusion in next year’s Company proxy statement and proxy card, must deliver the proposal in writing to the Secretary of Muncy Columbia Financial Corporation, 232 East Street, Bloomsburg, Pennsylvania 17815, not later than November 15, 2024. In addition, if any shareholder proposal intended to be presented at the 2025 annual meeting without inclusion in our proxy statement is received after January 29, 2025, the persons named as proxies in the Company’s proxy card will be allowed to use their discretionary authority to vote against the shareholder proposal when and if the proposal is presented at the annual meeting.

The Company’s bylaws provide that a shareholder who intends to submit a proposal (other than shareholder nominations for director) at the 2025 annual meeting of shareholders must submit the proposal to the Secretary of the Company not later than December 31, 2024. The shareholder’s notice must set forth as to each matter to be presented: (i) a brief description of the proposal, the reasons for presenting the proposal at the annual meeting and why the proposal is a proper subject for action by the shareholders under applicable law, (ii) the name and address, as they appear on the Company’s books, of the shareholder making the proposal and, to the extent known, any other shareholders known by such shareholder to be supporting the proposal, (iii) the number of shares of Company common stock that are beneficially owned by the shareholder on the date of notice and, to the extent known, by any other shareholders known by such shareholder to support the proposal, and (iv) any financial interest of the shareholder in the proposal (other than interests which all shareholders would have). To be properly brought before the annual meeting, a proposal must be of a proper subject for action by shareholders under applicable law and must not, if implemented, cause the Company to violate any state, federal or foreign law or regulation, as determined by the Board of Directors. The Board of Directors may reject any shareholder proposal not timely made. If the Board of Directors determines that the information provided in the shareholder’s notice does not satisfy the foregoing informational requirements in any material respect, the Secretary will promptly notify the shareholder of the deficiency in the notice. The shareholder will have an opportunity to cure the deficiency by providing additional information to the Secretary within five (5) days from the date such deficiency notice is given to the shareholder. If the deficiency is not cured within such period, or if the Board of Directors determines that the additional information provided by the shareholder, together with the information previously provided, does not satisfy the requirements of the bylaws in any material respect, then the Board of Directors may reject the shareholder’s proposal and the Secretary shall notify the shareholder in writing whether the shareholder’s proposal has been made in accordance with the time and informational requirements of the bylaws.

See Corporate Governance – Director Nomination Process below for a discussion of how shareholders may nominate candidates for election as directors.

Internet Availability of Proxy Materials

Important Notice Regarding Availability of Proxy Materials for the Shareholders Meeting to be held on April 23, 2024. The Notice of Annual Meeting of Shareholders, this proxy statement, the accompanying proxy card and our 2023 Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/07477.

PROPOSAL NO. 1

ELECTION OF FOUR (4) DIRECTORS TO CLASS 3

The bylaws of the Company provide that the board of directors shall consist of not less than five nor more than twenty-five directors, and shall be classified into three classes – Class 1, Class 2 and Class 3 -- with the number of directors in each class being as nearly equal as possible. Each class of directors is to be elected in separate successive elections for terms of three years so that the term of office of one class of directors will expire in each year. Each director is to serve and hold office until his or her successor is elected or until his or her earlier resignation or removal.

The bylaws of the Company further provide that no person shall be elected or appointed as a director who has attained 75 years of age on or prior to the date of his or her election or appointment, and that the term of a Director who has attained the age of 75 years will terminate automatically at the close of business on the day prior to the date of the next annual meeting of shareholders, whether or not his or her term otherwise would expire at such annual meeting.

In addition, the Company agreed, pursuant to the terms and conditions of the Agreement and Plan of Merger dated April 17, 2023, as amended, between the Company and Muncy Bank Financial, Inc. (“MBF”), to renominate for one additional term each director who was formerly a director of MBF prior to the merger of MBF into the Company when the initial term of the class to which he or she has been appointed expires, and that if any vacancies occur among any of the director positions held by former MBF directors during the initial term or the first additional term of service, the vacancy is to be filled by a person nominated by the remaining former MBF directors.

The Company currently has fourteen directors divided into three classes: five directors are in Class 1; five directors are in Class 2; and four directors are in Class 3.

At the Annual Meeting, the shareholders will elect four (4) Class 3 directors. The board of directors has nominated the following persons for election as Class 3 directors. Each of the nominees is an incumbent Class 3 director of the Company and also is an incumbent director of the Company’s subsidiary, Journey Bank:

Todd M. Arthur
Lance O. Diehl
Robert W. Dillon
Brenda R. H. Williams

All nominees have consented to serve as directors. The board of directors has no reason to believe that any of the four nominees would be unable to serve as a director. If, however, any nominee is unable to stand for election, the board of directors, in its sole discretion, may designate a substitute. If a substitute nominee is named, the persons named as proxies in the proxy card will vote for the election of the substitute. Directors are elected by a plurality of votes cast. The four candidates receiving the highest number of votes will be elected.

The board of directors recommends a vote “FOR” the election of all four nominees as directors to Class 3.

Information as to Nominees and Directors

The following information includes the age as of March 12, 2024 of each nominee and current director. All of the directors of the Company are also directors of Journey Bank. For former directors of Columbia Financial Corporation or MBF, the reported years of service includes service as a director of Columbia Financial Corporation prior its merger with the Company in 2008, or service as a director of MBF prior to its merger with the Company in 2023, as applicable.

Class 1 Directors Whose Terms Expire in 2026

ROBERT J. GLUNK, 59

Director since 2015. Executive Chairman of the Company and Journey Bank since February 2024. Senior Executive Vice President and Chief Operating Officer of the Company and President and Chief Executive Officer of Journey Bank from November 2023 to February 2024. Previously, Chairman of the Board, President and Chief Executive Officer of MBF and The Muncy Bank and Trust Company (“Muncy Bank”) from December 2015 to November 2023. Prior to joining MBF, Mr. Glunk served as President of Luzerne Bank from 2012 to 2015. Mr. Glunk received a Bachelor of Arts degree from Lycoming College and is a graduate of the American Bankers Association Stonier Graduate School of Banking. Mr. Glunk is actively involved in numerous community and civic organizations. The board of directors values Mr. Glunk’s 38 years of experience in the banking industry.

WILLARD H. KILE, JR., D.M.D., 68

Director since 2000. Owner of Kile & Kile Real Estate, a real estate investment and development firm. Retired partner of Kile & Robinson LLC, and retired doctor of medicine with Robinson & Jung LLC, each a dental practice. Dr. Kile is a first cousin to Lance O. Diehl, President and Chief Executive Officer of the Company and Journey Bank. The board of directors values Dr. Kile’s more than 35 years of experience with real estate investment and development within Journey Bank’s market area.

STEVEN H. SHANNON, 61

Director since 2000. Owner/President, Steve Shannon Tire Company, Inc. The board of directors values Mr. Shannon’s more than 40 years of experience and perspective as an entrepreneur and business owner.

STEVEN M. TASSELLI, 69

Director since 2021. Retired senior lender for Jersey Shore State Bank. Active in his community, he serves as a Bald Eagle Township Supervisor, and is active on the board of Lock Haven University Foundation, serving as President, and a member of the Foundation’s Executive Council and Finance Committee. The board of directors values Mr. Tasselli’s more than 30 years of banking experience.

EDWIN A. WENNER, 70

Director since 2014. Chairman of the Board of Directors of the Company and First Columbia Bank & Trust Co. from 2017 to November, 2023. Retired Executive Vice President and Chief Operating Officer of First Columbia Bank & Trust Co (“First Columbia”). Mr. Wenner was first employed by Columbia County Farmers National Bank in 1974, serving as teller, technology director, internal auditor, loan officer, community office manager, credit administrator, Vice President and Senior Vice President. The board of directors values the depth and breadth of Mr. Wenner’s more than 40 years of experience in the banking industry.

Class 2 Directors Whose Terms Expire in 2025

ROBERT P. HAGER, CPA, 65

Director since 2019. Chief Financial Officer of Miele Group, located in Muncy, Pennsylvania. Mr. Hager is a CPA licensed in Pennsylvania and has many years of experience in public accounting, including as managing partner at Lindsay & Hager, P.C., and as an IRS Field Agent for the U.S. Treasury Department. He is also actively involved in the community. The board of directors values Mr. Hager’s strong accounting and financial knowledge.

BRIAN D. KLINGERMAN, 50

Director since 2014. Chief Executive Officer of JDK Management Co., LP; President of Columbia Ancillary Services, Inc.; and a member of the Central Columbia Education Foundation. Previously a member of the Central Columbia School Board. The board of directors values Mr. Klingerman’s more than 25 years of experience as a community business leader in Columbia County and central Pennsylvania.

J. HOWARD LANGDON, 74

Director since 2002. Owner of a law practice in Muncy, Pennsylvania and a member of the Lycoming County Bar Association. Mr. Langdon has been practicing law since 1975. He is the former solicitor for Hughesville Borough and East Lycoming School District. He was also the solicitor for three townships and three zoning hearing boards. The board of directors values Mr. Langdon’s legal advice and valuable insight.

W. BRUCE MCMICHAEL, JR., 64

Director since 2006. Licensed Funeral Director since 1984. President, McMichael Funeral Home, Inc., Benton, Pennsylvania. Owner/operator Kelchner-McMichael Funeral Home, Inc., in Berwick, Pennsylvania from 1985 to 2003. The board of directors values Mr. McMichael’s experience and perspective as an entrepreneur and business owner.

BONNIE M. TOMPKINS, 70

Director since 1993. Independent Lead Director of the Company and the Bank since November, 2023. Retired broker/owner of local real estate company. In addition, Ms. Tompkins was a Certified Real Estate Appraiser and a real estate instructor. She has also been involved in restaurant ownership and operations as well as healthcare management. The board of directors values Ms. Tompkins’ extensive real estate background and knowledge.

Class 3 Directors Whose Terms Expire in 2024

TODD M. ARTHUR, 59

Director since 2007. Owner of Long Ridge Realty Appraisal Services, providing real estate appraisal services for the past 32 years to a six-county area within north central Pennsylvania. Mr. Arthur has worked within the real estate profession for 40 years as a realtor, broker/owner and landlord. In addition to his community involvement, the board of directors values Mr. Arthur’s four decades of experience in the real estate industry within the Journey Bank market area.

LANCE O. DIEHL, 57

Director since 2003. President and Chief Executive Officer of the Company and Journey Bank since February 2024. Chairman, President and Chief Executive Officer of the Company and Executive Chairman of Journey Bank from November 2023 to February 2024. President and Chief Executive Officer of CCFNB from 2003 to November 2023, of First Columbia from 2008 to November 2023, and of Columbia County Farmers National Bank from 2003 to 2008. Mr. Diehl received a Bachelor of Science degree in Accounting from Bloomsburg University, a Master of Business Administration degree from Lehigh University and is a graduate of the American Bankers Association Stonier Graduate School of Banking. Mr. Diehl is a first cousin to Willard H. Kile, Jr., a director. The Pennsylvania Banking Code requires that a bank president be a member of the board of directors. The board of directors believes that it is important that the bank president, who also is the bank chief executive officer, be a member of the board of directors so that the interactions of that officer and the board of directors may occur on a peer to peer basis. The board of directors values Mr. Diehl’s more than 30 years experience in the banking industry and his 20 years of leadership experience as the Chief Executive Officer of the bank, as well as his service as a director of the Millville Mutual Insurance Companies.

ROBERT W. DILLON, 61

Director since 1996. President/CEO of Dillon Floral Corporation. Managing Partner of Dillon Investments Partnership and Managing Member of Dillon Center, LLC, both real estate holding companies. President of International Floral Distributors Corp., a wholesale florist cooperative, and Chairman of the Board of Millville Mutual Insurance Companies. The board of directors values Mr. Dillon’s experience as an entrepreneur and business owner, as a real estate investor and senior level executive, and his leadership experience as a director of Millville Mutual Insurance Companies.

BRENDA R. H. WILLIAMS, 51

Director since 2021. Attorney at Law with the law firm Gordner, Hess & Reimiller, effective January 1, 2023, formerly Dickson, Gordner & Hess. The board of directors values Ms. Williams’ more than 20 years experience as an attorney and her numerous leadership roles in various local civic organizations.

Executive Officers of the Company and Significant Employees of Journey Bank

The following list sets forth the names of the executive officers of the Company and significant employees of Journey Bank (in each case, other than Messrs. Diehl and Glunk), and their ages, positions held, recent business experience and the periods served in such capacities.

JEFFREY T. ARNOLD, CPA, CIA, 57

Executive Vice President and Treasurer of the Company and Senior Executive Vice President of Finance and Risk Management of Journey Bank since November 2023; and Treasurer and Executive Vice President and Chief Financial Officer of CCFNB and First Columbia from 2014 to November 2023. Prior to joining CCFNB, Mr. Arnold was Assistant Vice President Finance with another central Pennsylvania community banking organization and an auditor with a regional certified public accounting firm focusing on integrated audits of financial institutions. Mr. Arnold is a CPA licensed in Pennsylvania and is a Certified Internal Auditor. He received his Bachelor of Arts degree in Financial Accounting and a minor in Economics from Lycoming College. He is a member of the American Institute of Certified Public Accountants (AICPA) and the Pennsylvania Institute of Certified Public Accountants (PICPA).

JOSEPH K. O’NEILL, JR., CPA, 41

Senior Vice President and Chief Financial Officer of the Company and Journey Bank since November 2023; and Treasurer of MBF and Senior Vice President and Chief Financial Officer of Muncy Bank from May 2020 to November 2023. Prior to joining MBF, Mr. O’Neill was employed as a Senior Manager at a nationally recognized public accounting firm, focusing on integrated audits of financial institutions. Mr. O’Neill is a CPA licensed in Pennsylvania. He received a Bachelor of Arts degree in Accounting from Lycoming College. He is a member of the AICPA and the PICPA.

TAMMY L. GUNSALLUS, 60

Senior Executive Vice President of Retail, Operations and Mortgages of Journey Bank since November 2023 and Chief Retail Officer of Muncy Bank and Trust Company from December 2016 to November 2023.  Prior to joining Muncy Bank and Trust Company, Mrs. Gunsallus was employed at another central Pennsylvania community bank from September 1982 to December 2016 with her final position being Chief Retail Officer.  Mrs. Gunsallus is a graduate of he Pennsylvania Banker’s Association’s (“PBA”) School of Banking, the PBA Advanced School of Banking and the PBA Commercial Lending School.

PAUL PAGE, 65

Executive Vice President and Chief Lending Officer of Journey Bank since November 2023 and of First Columbia from 2014 to November 2023. Prior to joining First Columbia Bank & Trust Co., Mr. Page was Commercial Team Leader with Bath National Bank in Bath, New York. He began his banking career in 1982 with NBT Bank in Norwich, New York. Mr. Page received a Bachelor of Science degree in Business Administration from the State University of New York Brockport. He is a member of Rotary International.

Corporate Governance

In connection with the merger of MBF with and into the Company in November 2023, the board of directors has been able to reconsider the leadership structures of the Board of Directors and the senior executive management and leadership team. One of the positive results of the merger was the addition of Robert J. Glunk, MBF’s Chairman, President and Chief Executive Officer, to the Company’s senior executive management and leadership team. Upon the November 11, 2023 effective date of the merger, Mr. Glunk assumed roles as President and Chief Executive Officer of Journey Bank and Senior Executive Vice President and Chief Operating Officer of the Company. With Mr. Glunk being available to focus on the day to day management of Journey Bank and the day to day operations of the Company, the board of directors was able to refocus Lance O. Diehl’s attentions to strategic management and organizational leadership as Chairman, President and Chief Executive Officer of the Company and Executive Chairman of the Bank.

Over the course of the next three months, as they worked together to integrate the two companies following the completion of the merger, Messrs. Diehl and Glunk had the opportunity to reconsider their respective roles, skill sets and personal preferences and mutually concluded that the Company, Journey Bank and each of them would be better served if they would reverse their roles with Mr. Diehl serving as President and Chief Executive Officer of the Company and Journey Bank and Mr. Glunk serving as Executive Chairman of the Company and Journey Bank. The boards of directors of the Company and Journey Bank approved these new role assignments on February 13, 2024.

Subject to the direction of the boards of directors, as President and Chief Executive Officer, Mr. Diehl has general supervision of the policies, business and operations of the Company and Journey Bank. As Executive Chairman, Mr. Glunk is responsible to lead the boards of directors, act as liaison between the Chief Executive Officer and the other members of management and the boards of directors, and to partner with the Chief Executive Officer in developing the Company’s and Journey Bank’s missions, in developing short and long term growth strategies, in identifying and evaluating of new business opportunities, in cultivating and maintaining strong relationships with key customers, shareholders and other stakeholders, and taking a lead in the Company’s and Journey Bank’s philanthropic and social responsibility activities.

Independent Lead Director

As members of the senior executive management team, Mr. Diehl and Mr. Glunk are not independent under the rules of the NASDAQ Stock Market. In order to provide for independent leadership of the board of directors, the independent non-management members of the board of directors have appointed Bonnie M. Tompkins as Independent Lead Director. As Independent Lead Director, Ms. Tompkins serves as the primary liaison between senior executive management and the independent members of the Board of Directors; presides at meetings of the independent directors; confers with the Executive Chairman and the President and Chief Executive Officer following meetings of the independent directors to convey the substance of the discussions held during such meetings; is available for confidential discussions with any director who may have concerns that he or she believes have not been properly considered by the board of directors as a whole; following consultation with the Executive Chairman and the President and Chief Executive Officer approves the board of directors’ meeting agendas in order to promote the effectiveness of the Board’s operation and decision making and to ensure sufficient time for discussion of all agenda items; is available for consultation and direct communication with major shareholders; and discharges such other responsibilities as the independent directors may assign from time to time.

The Independent Lead Director is chair of the Executive Committee of the Journey Bank board of directors.

Except for Messrs. Diehl and Glunk, the board of directors has determined that all of the other members of the board of directors – 12 out of 14 or 86% -- are independent under the rules of the NASDAQ Stock Market.

The board of directors believes the best interests of the Company are served at this time by the current structure involving an Executive Chairman, a President and Chief Executive Officer, and an Independent Lead Director. This structure provides an appropriate balance between the Executive Chairman and the President and Chief Executive Officer on the one hand and the independent members of the board of directors on the other, facilitating independent oversight over senior management and promoting communication between senior management and the independent members of the board of directors.

Management Oversight

The board of directors administers its management oversight function by requiring regular and periodic reporting by management and through the board’s committee structure. In addition to the Audit Committee of the Company’s board of directors, the board of directors of Journey Bank has the following active standing committees: Executive Committee, Asset Liability Management Committee (ALCO); Loan Committee, Risk Committee and Trust Committee. Each of these committees has oversight responsibility for specific risks relating to the business activities of Journey Bank. Each committee reports regularly to the full Journey Bank board of directors.

Enterprise Risk Management

The Risk Committee of the Journey Bank board of directors is responsible for overseeing Journey Bank’s risk management program and to assure that risk is managed appropriately in the context of Journey Bank’s strategic objectives. The Risk Committee is to consist of three or more independent directors and is to meet at least quarterly. The members of the Risk Committee are: Todd M. Arthur, Chair; Brian D. Klingerman; J. Howard Langdon; W. Bruce McMichael, Jr.; Steven H. Shannon and Bonnie M. Tompkins. The Risk Committee was newly established following the merger and did not meet in 2023.

At the management level, Journey Bank’s risk management program is conducted under the auspices of a risk management team that is led by the bank’s Senior Executive Vice President of Finance and Risk Management and includes the Company’s Chief Financial Officer, the Senior Executive Vice President of Retail, Operations and Mortgages, the Executive Vice President and Chief Operations Officer and the Senior Vice Presidents of Risk and Compliance and Bank Secrecy Act & Fraud. The risk management team meets at least monthly to assess the effectiveness of the bank’s processes and procedures affecting all integral operations. Minutes are kept and reported to the board of directors. Among the significant areas managed are exposure limits relating to online and mobile banking, remote deposit capture, wire transfers, debit cards and telephone banking, information security, consumer privacy, cybersecurity, ransomware risk assessments, oversight of the bank’s business continuity program, which includes incident response, pandemic response, business impact analysis, department disaster recovery plans, bank-wide disaster recovery plans and disaster recovery testing, oversight of the bank’s vendor management program, including review of due diligence results for all high risk vendors, oversight of VPN user access reviews and patch management log reviews, and the bank’s customer awareness program.

Journey Bank’s board of directors has a Loan Committee that is responsible for overseeing the bank’s exposure to credit risk. The Loan Committee’s primary responsibility is to review and approve credit exposures over senior management approval limits. The Loan Committee also reviews various past due and nonperforming loan reports and has oversight over the external loan review process. The Loan Committee meets monthly or more often as necessary. The members of the Loan Committee are: Willard H. Kile, Jr., Chair; Todd M. Arthur; Robert W. Dillon; Robert P. Hager; Brian D. Klingerman; J. Howard Langdon; Steven M. Tasselli; Edwin A. Wenner; and Brenda R. H. Williams. The Loan Committee was newly established following the merger and did not meet in 2023. Prior to the merger, First Columbia’s full board of directors was responsible for overseeing credit risk.

At the management level, Journey Bank manages credit risk through its credit risk management program led by its Chief Credit Officer. The Chief Credit Officer ensures compliance with the bank’s comprehensive Lending Policy, which is approved, at least annually, by the board of directors. Amongst other items, the bank’s Lending Policy outlines the bank’s lending philosophy and objectives, lending limits, the loan approval process, credit risk ratings, loan underwriting guidelines, credit policy waivers and exceptions, overdrafts and collateral appraisals. Journey Bank also has a management loan committee which meets weekly to review and approve credit exposures within its specified approval limits. The members of the management loan committee include the bank’s Executive Chairman, President and Chief Executive Officer, Chief Credit Officer, Chief Lending Officer, Chief Commercial Officer, as well as select additional commercial lending and credit department staff members.

Journey Bank’s ALCO committee is responsible for managing the bank’s exposure to risks resulting from a mismatch of assets and liabilities arising as a result of changing market conditions. The ALCO Committee is responsible for recommending to the board of directors prudent asset/liability management policies and procedures that enable the bank to achieve its goals while operating in full compliance with applicable state and federal laws, rules and regulations. The ALCO Committee meets quarterly and reviews various information and reports, including but not limited to, local and national economic information, interest rate forecasts and spreads, net interest margin and liquidity reports, capital levels and cash flow forecasting. The current members of the ALCO Committee are: Robert P. Hager, Chair; J. Howard Langdon; W. Bruce McMichael, Jr.; Steven H. Shannon; Steven M. Tasselli and Brenda R. H. Williams. The ALCO Committee met four (4) times in 2023.

At the management level, Journey Bank manages asset/liability risk through a comprehensive Asset/Liability Management Policy, which is approved, at least annually, by the board of directors. This policy outlines various risk limits for net interest income and the economic value of equity under various rate change scenarios as well as various ratios related to the effectiveness of interest rate risk management.

Code of Conduct and Ethics

The board of directors has adopted a Code of Conduct and Ethics governing the senior executive officers of the Company and Journey Bank. The Code of Conduct and Ethics also applies to employees, agents and representatives, and establishes guidelines for professional conduct in the workplace, including fair dealing with others, the handling of conflicts of interest, compliance with applicable laws, rules and regulations, including federal and state securities laws, honesty in the preparation of the Company’s financial statements and public reports, reporting of violations of and accountability for adherence to the Code of Conduct and Ethics. Pursuant to the Sarbanes-Oxley Act of 2002, the Code of Conduct and Ethics contains a whistleblower provision for a person to report an actual or apparent violation of the Code of Conduct and Ethics, as well with respect to accounting and auditing matters, to the Audit Committee without fear of dismissal or retaliation of any kind. All reports or complaints under this whistleblower provision are kept in confidence. The Code of Conduct and Ethics is available on the Company’s website at https://ir.journeybank.com/governance/governance-documents/default.aspx.

Insider Trading Policy

The board of directors has adopted an Insider Trading Policy that prohibits the directors, officers, employees, agents, independent advisors, consultants of the Company and its subsidiaries, and their related persons from purchasing or selling any of the Company’s securities or the securities of any other company while in possession of material nonpublic information about the Company or any other company, as applicable. The policy also prohibits such persons from communicating such nonpublic information to any other person, except to persons who need to know such information for purposes of Company business. The policy contains anti-hedging provisions that prohibit directors and officers of the Company and its subsidiaries from purchasing financial instruments or engaging in transactions that are designed to hedge or offset any decrease in the market value of equity securities of the Company, including, without limitation, puts, calls, prepaid variable forward contracts, equity swaps, collars, exchange funds and other derivative securities or transactions with economic consequences comparable to the foregoing.

Director Nomination Process

The Company does not have a formal nominating committee. The board of directors has determined that it is appropriate for the Company not to have a formal nominating committee in view of the Company’s relative size and the relative size of the board of directors, the recent combination of the boards of directors of the Company and MBF in November 2023 in connection with the merger of MBF with the Company, and the desire of all of the members of the board of directors to take an active role in the director selection process. Because there is no formal nominating committee, the Company currently does not have a formal written charter relating to the nomination process.

Director candidates are most often recommended to the board of directors for consideration by members of senior executive management, especially Messrs. Diehl and Glunk. Director candidates also may be recommended for consideration by members of the board of directors, shareholders and other Company stakeholders.

When considering a director candidate, the board of directors will consider the backgrounds and experience of the current directors; the background and experience of the candidate; any specific knowledge-based need of the Company, such as the need for a director with knowledge of the commercial real estate industry; diversified geographies in which current directors and the candidate live; the desired number of board seats and the number of vacant seats, if any; whether a candidate has the time and interest to fully participate in the responsibilities of the board and its committees; and the number of shares of the Company’s common stock held by the candidate. The board tries to reach a unanimous consensus regarding a candidate before nominating a candidate for election or appointment to fill a vacancy.

In addition to making recommendations to senior executive management or the board of directors, a shareholder may nominate a person for director in accordance with the Company’s bylaws. Any shareholder who intends to nominate or cause to have nominated any candidate (other than a candidate proposed by the Company’s then existing board of directors) for election to the board of directors at an annual meeting of shareholders shall so notify the Secretary of the Company in writing no later than the January 15 next preceding the date of such annual meeting. The notification shall contain the following information to the extent known by the notifying shareholder: (i) the name and address of each proposed nominee, (ii) the age of each proposed nominee, (iii) principal occupation of each proposed nominee, (iv) the number of shares of the Company owned of record, and the number of shares of the Company beneficially owned by each proposed nominee, (v) the total number of shares that to the knowledge of the notifying shareholder will be voted for each proposed nominee, (vi) the name and residence address of the notifying shareholder, (vii) the number of shares owned by the notifying shareholder, (viii) the amount of monies borrower by the proposed nominee from any source or entity to finance the purchase of any shares of the Company, (viii) any conviction of the proposed nominee of any felony crime, any assessment of a civil money penalty by a federal or state regulatory agency against the proposed nominee, or the issuance of any cease-and-desist order by a federal or state regulatory agency against the proposed nominee and a complete explanation thereof, and (ix) a description of any adjudication of bankruptcy of the proposed nominee or any general assignment made by the proposed nominee for the benefit of creditors; and a description of any entity of which the proposed nominee is or has been an officer, director, partner or principal which is being or, within the last two years, was reorganized in bankruptcy, adjudged a bankrupt or made a general assignment for the benefit of creditors. The board of directors may reject any shareholder nomination not timely made. If the board of directors determines that the information provided in a shareholder’s notice does not satisfy the informational requirements of the bylaws in any material respect, the Secretary shall promptly notify the shareholder of the deficiency in the notice. The shareholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within five (5) days from the date such deficiency notice is given to the shareholder. If the deficiency is not cured within such period and if the board of directors determines that the additional information provided by the shareholder, together with the information previously provided, does not satisfy the requirements of the bylaws in any material respect, then the board of directors may reject the shareholder’s nomination and the Secretary shall notify the shareholder in writing whether such shareholder’s nomination has been made in accordance with the time and informational requirements of the bylaws.

Communicating with the Board

Shareholders and other interested parties who wish to communicate with the board of directors, any director (including the Independent Lead Director), the non-management or independent directors as a group, or any Board committee, may send an email to investorrelations@journeybank.com or a letter to the following address:

Board of Directors
c/o Corporate Secretary
Muncy Columbia Financial Corporation
232 East Street
Bloomsburg, Pennsylvania 17815

The Secretary will forward email communications to the appropriate directors named. The Secretary will not open a written communication sent to the physical mailing address if it is addressed to the board of directors, any director (including the Independent Lead Director) or group of directors, the non-management or independent directors as a group or any board committee. The Secretary will forward the communication to the named director or the Independent Lead Director, who will determine how to respond.

The Secretary may elect not to forward communications she believes are a commercial, charitable or other solicitation; a complaint about Journey Bank products or services that would be customarily handled in the ordinary course of business; or abusive, improper or otherwise irrelevant to the board’s duties and responsibilities.

Board Meetings in 2023

The board of directors of the Company and the board of directors of Journey Bank each held 16 meetings in 2023. Each director attended at least 75% of the aggregate number of meetings of the board of directors of the Company and Journey Bank and all committees on which the directors served. The board of directors has adopted a policy that encourages all directors to attend the annual meeting of shareholders. All but one of our directors then serving attended our 2023 annual meeting of shareholders and all but two attended the special meeting held to approve the merger with Muncy Bank Financial, Inc.

Director Independence

While the Company’s shares of common stock are not listed for trading on any national securities exchange, the board of directors evaluates director independence in accordance with the definition of “independent” in the Nasdaq Stock Market rules. In making independence determinations, the board of directors considers all of the information provided by each director in response to detailed inquiries concerning his or her independence and any direct or indirect business, family, employment, transactional or other relationship or affiliation of such director with the Company and Journey Bank. Based on the information provided by each director, the board of directors believes that all of the directors, other than Messrs. Diehl and Glunk, are independent directors for the purposes of the Nasdaq Stock Market rules. Messrs. Diehl and Glunk, as executive officers of the Company and Journey Bank, are not considered to be independent under the Nasdaq Stock Market rules.

Transactions with Directors and Executive Officers

Journey Bank provides financial services to most of the Company’s directors, some of their immediate family members and certain of their respective affiliated entities. Journey Bank offers these services in the ordinary course of business and provides the services on substantially the same terms and conditions, including price, as it provides such services to other similarly situated customers.

Journey Bank also extends credit to some of the Company’s directors, some of their immediate family members and certain of their respective affiliated entities. Federal banking law (“Regulation O”) governs these extensions of credit. All loans to the Company’s and Journey Bank’s directors and executive officers and their related interests outstanding during 2023 complied with Regulation O. No such loan is “non-accrual,” “past due” or a “troubled debt restructuring,” and each such loan was made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers, and did not involve more than the normal risk of collectability or present other unfavorable features.

Any business dealing, including extensions of credit, between the Company or Journey Bank and a director of the Company and Journey Bank, or with any entity controlled by a director, other than a deposit, trust service or other product or service provided by Journey Bank in the ordinary course of business upon the same terms and conditions, including price, as apply to other customers, are required to be reviewed and approved by a majority of the disinterested directors. In considering a proposed transaction with a director or entity controlled by a director, the disinterested directors seek to determine if the transaction would be in the best interest of the Company or Journey Bank, as applicable, and upon terms and conditions, including price, as apply to other customers.

Director Compensation

Commencing in January 2023, non-employee directors of the Company and Journey Bank who attended at least 75 percent of all board and committee meetings were to receive a $1,938 monthly retainer fee, except that the Chairman was to receive an annual fee of $38,720 payable in monthly installments. Directors also were to receive a committee meeting attendance fee equal to $260 per committee meeting attended.

Pursuant to the terms of the agreement and plan of merger with MBF, the Company agreed to change its director compensation structure, beginning with the November 11, 2023 effective date of the merger, to conform to the then current MBF director compensation structure providing for a $1,550 monthly retainer fee; a $700 per month board fee; a $350 per committee meeting fee; a $450 special meeting fee; and a $600 per meeting committee Chair fee in lieu of the standard committee meeting fee, except that the Audit Committee Chair receives a $12,000 annual fee paid in twelve monthly installments of $1,000 each. The Lead Independent Director receives a $6,600 annual fee paid in twelve monthly installments of $550 each.

The following table sets forth information regarding compensation paid to, or earned by, the non-employee directors of the Company during the fiscal year ended December 31, 2023 for service as a member of the Company’s and Journey Bank’s boards of directors. Former directors of Muncy Bank Financial, Inc. (“MBF”) received compensation for service as directors of the Company and Journey Bank from the November 11, 2023 effective date of the merger of MBF with the Company through December 31, 2023.

	Director’s Fees	All Other Compensation	Total
Todd M. Arthur	$3,300		$3,300
Robert M. Brewington, Jr.*	$26,715	$5,377	$32,092
Russell Cotner*	$23,738		$23,738
Robert W. Dillon	$27,555		$27,555
Robert P. Hager	$2,950		$2,950
Joanne I. Keenan*	$25,486	$1,230	$26,716
Willard H. Kile, Jr.	$28,325	$10,077	$38,402
Brian D. Klingerman	$27,805	$134	$27,939
J. Howard Langdon	$2,950		$2,950
W. Bruce McMichael, Jr.	$25,955	$679	$26,634
Andrew B. Pruden*	$26,715		$26,715
Robert M. Rabb*	$2,950		$2,950
Steven H. Shannon	$25,226		$25,226
Stephen M. Tasselli	$3,300		$3,300
Bonnie M. Tompkins	$3,550		$3,550
David E. Wallis*	$2,950		$2,950
Edwin A. Wenner	$38,877	$1,820	$40,697
Brenda R. H. Williams	$27,215		$27,215

*Resigned from the boards of directors of the Company and Journey Bank on February 13, 2024 pursuant to the terms of the Shareholder Voting Agreement dated April 17, 2023 entered into in connection with the merger of Muncy Bank Financial, Inc. with and into CCFNB Bancorp, Inc.

Deferred Compensation Agreements for Directors

The Company established a director’s deferred fee plan in 2003 which allowed a participating director to defer all or a portion of his or her director’s fees until the year following the expiration of the director’s service. Payments are then made over specified terms under these arrangements for up to a ten-year period. Each year, the director had the option of participating for that year. Interest accrues on the deferred fees at a five-year certificate of deposit rate, which was 0.90% in 2023. Three directors, Robert M. Brewington, Jr., Willard H. Kile, Jr. and W. Bruce McMichael, Jr. participate in this program. At December 31, 2023, the accrued balance for Mr. Brewington was $121,771; for Mr. Kile was $142,597; and for Mr. McMichael was $68,223. The amount of interest earned and accrued in 2023 for Mr. Brewington was $1,211; for Mr. Kile was $1,419; and for Mr. McMichael was $679 and is reported in the Directors’ Compensation table above.

On January 1, 2009, a new director’s deferred fee plan was established. Interest is to accrue on deferred fees under this plan at a five-year certificate of deposit rate, which was 2.38% in 2023. Five directors, Robert M. Brewington, Jr., Willard H. Kile, Jr., Joanne I. Keenan, Edwin A. Wenner and Brian D. Klingerman have elected to participate in this program. At December 31, 2023, the accrued balance for Mr. Brewington was $177,274; for Mr. Kile was $385,214; for Ms. Keenan was $57,705; for Mr. Wenner was $77,490; and for Mr. Klingerman was $5,707. The amount of interest earned and accrued in 2023 for Mr. Brewington was $4,166; for Mr. Kile was $8,658; for Ms. Keenan was $1,230; for Mr. Wenner was $1,820; and for Mr. Klingerman was $134; and is reported in the Directors’ Compensation table above.

Executive Compensation

This section discusses the material components of the executive compensation program for the Company’s named executive officers as shown in the “Summary Compensation Table” below. As a “smaller reporting company,” the Company is not required to include a Compensation Discussion and Analysis and has elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.

Journey Bank’s Executive Committee reviews human resources matters, and discusses and reviews evaluations of and compensation for all management positions within the bank. The members of the Executive Committee are: Bonnie M. Tompkins, Chair; Todd M. Arthur; Robert W. Dillon; Willard H. Kile, Jr.; Brian D. Klingerman; Steven M. Tasselli; and Edwin A. Wenner.

Because all of the independent directors deem executive compensation to be very important to the overall development and performance of the Corporation, they act as the Committee on Executive Compensation and are solely responsible for compensation decisions involving Messrs. Diehl and Glunk. Neither Mr. Diehl nor Mr. Glunk participates in discussions and decisions regarding his own or the other’s individual performance and compensation, but each of them participates in discussions and decisions regarding Mr. Arnold’s performance and compensation.

The independent directors, acting as the Committee on Executive Compensation, met one time in 2023 to discuss the performance of the named executive officers and to compare Mr. Diehl’s and Mr. Glunk’s performance with the board’s goals and objectives. Executive salaries were compared with independent compensation analyses provided by L.R. Webber Associates, Inc. This analysis compiles compensation data from over 28 financial institutions spanning various asset sizes and predominately in the Pennsylvania geographic area.

Annual compensation for senior executives includes salary, bonus and Journey Bank’s contribution to the executive’s 401(k) profit sharing account. This is similar to the compensation programs for many of our peer group banking companies.

The independent members of the board of directors determined that the salaries and annual bonuses paid to the named executive officers in 2023 was appropriate in consideration of the substantial contributions they made toward the completion of the merger of MBF with the Company in 2023.

Summary Compensation Table

The following table sets forth information concerning the compensation of the Company’s named executive officers for the years ended December 31, 2023 and 2022.

Name and principal position	Year	Salary ($)	Bonus($)	Stock Awards ($)	Option Awards($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Lance O. Diehl, Chairman, President and Chief Executive Officer	2023	$350,711	$230,818	—	—	—	$159,736	$20,276	$761,541
	2022	$335,790	$107,250	—	—	—	$135,592	$18,830	$597,462
Robert Glunk, Senior Executive Vice President and Chief Operating Officer	2023	$43,269	$475,000	—	—	—	$22,491	$5,682	$546,442
	2022	—	—	—	—	—	—	—	—
Jeffrey T. Arnold, Executive Vice President and Treasurer	2023	$196,707	$92,306	—	—	—	$50,350	$14,266	$353,629
	2022	$188,757	$75,134	—	—	—	$161,133	$13,112	$438,136
Paul Page, Executive Vice President and Chief Lending Officer	2023	—	—	—	—	—	—	—	—
	2022	$188,757	$45,135	—	—	—	$39,622	$23,656	$297,170

(a)Reported amount includes $375,000 signing bonus under Mr. Glunk’s Employment Agreement dated April 17, 2023 with CCFNB Bancorp, Inc. and First Columbia Bank & Trust Co., that became effective on the effective date of the merger of MBF with the Company in November 11, 2023. The signing bonus was paid in consideration for Mr. Glunk’s waiver of the right to accelerate the accrual of retirement payments under his supplemental executive retirement plan (SERP) that otherwise would have been triggered by the merger. Mr. Glunk also received an additional $100,000 bonus in recognition of his contributions toward the completion of the merger.

All Other Compensation

Name	Year	401(k) Match ($)	Imputed Income Life Insurance ($)	Country Club Dues ($)	Personal Use Company Car ($)	Total ($)
Lance O. Diehl	2023	$13,200	$2,484	$ —	$4,592	$20,276
	2022	$12,200	$2,440	$ —	$4,190	$18,830
Robert Glunk	2023	$577	$1,111	$ —	$3,994	$5,682
	2022	—	—	—	—	—
Jeffrey T. Arnold	2023	$11,561	$2,705	$ —	$ —	$14,266
	2022	$10,556	$2,556	$ —	$ —	$13,112
Paul Page	2023	—	—			—
	2022	$9,356	$3,620	$2,625	$8,055	$23,656

Split Dollar Life Insurance Plan

Pursuant to the Company’s split dollar life insurance plan, each of the participating officers is entitled to certain life insurance coverage in connection with certain bank-owned life insurance purchased by Journey Bank. If a participating officer dies prior to a separation from service, then such officer’s designated beneficiary shall be entitled to receive the split dollar death benefit under the purchased policy. As of December 31, 2023, the split dollar death benefit for Mr. Diehl was $1,105,641, and for Mr. Arnold was 644,000. Under the split dollar life insurance plan for Mr. Glunk provided by The Muncy Bank and Trust Company and assumed by Journey Bank in connection with the merger, the benefit for Mr. Glunk in connection with his death during his employment is 350 percent of his annual base salary minus $50,000, and in connection with his death after the termination of employment, 200 percent of his last annual base salary.

Employment Agreements

The Company and Journey Bank have employment agreements with each of Messrs. Diehl, Glunk and Arnold, the material terms of which are described below.

The Company and Journey Bank entered into Amended and Restated Employment Agreements with Messrs. Diehl and Glunk dated February 13, 2024. The Company and the Bank entered into an Amended and Restated Employment Agreement with Mr. Arnold dated August 2, 2023.

Under their agreements, Mr. Diehl is employed as the President and Chief Executive Officer of the Company and Journey Bank, Mr. Glunk is employed as the Executive Chairman of the Company and Journey Bank, and Mr. Arnold is employed as an Executive Vice President and Treasurer of the Company and as Senior Executive Vice President for Finance and Risk Management of Journey Bank.

Mr. Diehl’s agreement provides for a term expiring March 14, 2027 and Mr. Glunk’s agreement provides for a term expiring September 13, 2027, except in each case the term will automatically renew for successive terms of one year each unless either the Company and/or Journey Bank or the executive gives written notice of nonrenewal to the other at least 90 days before a renewal date. Mr. Arnold’s agreement provides for automatic successive terms of one year each unless either the Company and/or Journey Bank or Mr. Arnold provide written notice of nonrenewal to the other at least 90 days before a renewal date, provided that the term is not to extend beyond December 31, 2032, the year in which Mr. Arnold would attain 65 years of age.

Each executive is to devote his full time, attention, abilities and energies to the business of the Company and Journey Bank during term of his employment, except that beginning on the first anniversary of the effective date of his agreement, Messrs. Diehl and Glunk will be permitted to fulfill duties on a part time basis of not less than four days or 32 hours per week, and beginning on the second anniversary of the effective date, on a part time basis of not less than three days or 24 hours per week. The agreements provide that during the initial part time period, Mr. Diehl’s annual base salary will be reduced to 85 percent and Mr. Glunk’s to 80 percent of the rate of his annual base salary in effect on the day immediately preceding the one year anniversary, and to 70 percent for Mr. Diehl and 60 percent for Mr. Glunk of the annualized rate of compensation on the day immediately preceding the two year anniversary.

Messrs. Diehl and Glunk are provided with initial annual base salaries of $390,000. Mr. Arnold’s current annual base salary is $215,285. The agreements provide that the board of directors of Journey Bank may provide each executive with an annual bonus, vacation, participation in any stock based incentives the board of directors may grant under any stock based incentive plans the board of directors may establish (the Company does not currently have any stock based incentive plans), and participation in all Journey Bank employee benefit plans, including but not limited to pension, profit sharing, savings, life insurance, medical/health insurance, disability insurance and other health and welfare plans made available to Journey Bank’s employees generally, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements, and provided such participation does not violate any state or federal law, rule or regulation. Messrs. Diehl and Glunk are each also provided with use of an automobile for which Journey Bank will be responsible for the costs of operation and maintenance, insurance, registration, fuel and oil.

Following a change in control of the Company or Journey Bank, if Mr. Diehl’s or Mr. Glunk’s employment is involuntarily terminated other than for cause, disability or death, or if either executive terminates his employment for good reason, in either case within two years of the date of the change in control, the executive will be entitled to receive a payment equal to 2.99 times the sum of his highest annual base salary and the highest cash bonus paid to him in the prior three calendar years, and shall also be entitled to continue to participate in all employee benefits for a period of 36 months, or if he is not permitted to participate in the plans, the Company will procure for him and pay for health, life, medical and disability plans and benefits that are substantially equivalent. Under Mr. Arnold’s agreement, his change in control benefit would be two times the sum of his then current annual base salary and the highest cash bonus paid to him in one of the three most recent calendar years, and he would be entitled to participate in all employee benefit plans for a period of 24 months.

If an executive’s employment is involuntarily terminated other than for cause or if he terminates for good reason and there has been no change in control, all three executives will be entitled to an amount equal to two times annual base salary and entitled to participate in all employee benefits for a period of 24 months.

Pursuant to the terms of their agreements, Messrs. Diehl and Glunk have agreed not to solicit the employees or customers of the Company and its affiliates or to compete with the Company or its affiliates for 24 months after the termination of employment for any reason, and Mr. Arnold for 12 months.

Mr. Diehl’s and Mr. Glunk’s agreements further provide that if at any time during the term of their employment their participation in any Company health or medical plan is barred by its terms and conditions or by applicable law, or if his employment is terminated upon the termination of his employment period on March 14, 2027 in the case of Mr. Diehl, or September 13, 2027 in the case of Mr. Glunk, or if either executive terminates his employment without good reason at any time after he has attained 60 years of age and is not otherwise employed on a basis where he would be eligible to receive health and medical benefits under such employer’s plans, Journey Bank will, upon notice from the executive, obtain and pay for a period of up to 10 years for Mr. Diehl and to September 13, 2029 for Mr. Glunk, individual insurance plans, policies or programs which would provide to the executive and his spouse health and medical insurance coverage which is substantially identical to the insurance coverage to which he otherwise would be entitled as an employee, and also will pay to the executive an annual gross up payment with respect to each year at the highest marginal rate. If at any time Journey Bank would be required to provide such benefits to either executive in connection with an involuntary termination without cause or for good reason, with or without a change in control, and Journey Bank otherwise is providing health and medical benefits under the circumstances provided under this paragraph, then Journey Bank’s obligation to provide those benefits shall continue until the later of the 10 year period in the case of Mr. Diehl, or September 13, 2029 in the case of Mr. Glunk, or the otherwise applicable 36 or 24 month period.

Supplemental Executive Retirement Plans

Journey Bank has supplemental executive retirement plans, which we refer to as SERPs, with each of Messrs. Diehl, Glunk and Arnold, the material terms of which are described below.

The SERPs provide for certain benefit payments to the executive following his normal retirement age and continuing for 180 months. Each SERP provides for a normal retirement benefit in a specified amount and because the amount of the benefit vests over time, also provides for, or effectively provides for, early termination benefits, disability benefits, death benefits and change in control benefits. The executive will forfeit the benefits payable under a SERP to which he is a party if he violates certain restrictive covenants relating to competition with Journey Bank or the solicitation of customers of Journey Bank, or if his employment is terminated for cause. Because payments due under the SERPs vest gradually over time, the SERPs serve to encourage long employment tenure with the Company and Journey Bank.

Mr. Diehl’s SERP dated April 15, 2003, as amended, provides for a normal retirement benefit of $90,000 per year at a normal retirement age of 60. His SERP dated March 15, 2022, as amended, provides for a normal retirement benefit of $60,000 per year at a normal retirement age of 65.

Mr. Glunk’s SERP dated May 17, 2016, as amended, provides for a normal retirement benefit of $150,000 per year at a normal retirement age of 63.

Mr. Arnold’s SERP dated December 15, 2010, as amended, provides for a normal retirement benefit of $90,000 per year at a normal retirement age of 65.

Pay Versus Performance

PAY VERSUS PERFORMANCE TABLE

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO Named Executive Officers	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income (In Thousands)
2023	$761,541	$761,541	$450,036	$73.31	$3,387
2022	$597,462	$597,462	$367,653	$92.84	$9,514

Compensation Actually Paid vs. Net Income
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
CAP
$10,000,000.00
$9,000,000.00
$8,000,000.00
$7,000,000.00
$6,000,000.00
$5,000,000.00
$4,000,000.00
$3,000,000.00
$2,000,000.00
$1,000,000.00
$-
Net Income
$597,462
$367,653
$761,541
$450,036
$9,514,000.00
$3,387,000.00
2022
2023
Compensation Actually Paid to PEO
Average Compensation Paid to Non-PEO Named Executive Officers
Muncy Columbia Financial Corporation Net Income

Share Ownership of Directors, Executive Officers and Certain Beneficial Owners

The Company does not know of any person who owns 5% or more of the outstanding shares of the Company’s common stock.

The following table provides information as of February 19, 2024 with respect to each of the Company’s directors, and each of the Company’s named executive officers and all of the named executive officers and directors as a group. The Company has determined beneficial ownership by applying the regulations of the Securities and Exchange Commission (the “SEC”), which state that a person may be credited with the ownership of common stock (i) owned by or for the person’s spouse, minor children or any other relative sharing the person’s home; (ii) over which the person shares voting power, which includes the power to vote or to direct the voting of the stock; and (iii) over which the person has investment power, which includes the power to dispose or direct the disposition of the stock. Pursuant to SEC regulations, the number of shares of common stock deemed outstanding includes shares issuable pursuant to options held by the respective person or group that are currently exercisable or may be exercised within 60 days of February 19, 2024.

Directors Name	Total Number of Shares[1]		Percent of Ownership[2]
Todd M. Arthur	24,003	[3]	—
Lance O. Diehl	20,195	[4]	—
Robert W. Dillon	14,550	[5]	—
Robert J. Glunk	25,468	[6]	—
Robert P. Hager	26,424		—
Willard H. Kile, Jr.	65,635		1.84%
Brian D. Klingerman	8,540		—
J. Howard Langdon	9,439		—
W. Bruce McMichael, Jr.	5,179	[7]	—
Steven H. Shannon	20,000		—
Stephen M. Tasselli	23,624		—
Bonnie M. Tompkins	20,275	[8]	—
Edwin A. Wenner	2,394		—
Brenda R. H. Williams	1,254		—
Jeffrey T. Arnold	1,906		—
All Directors and Named Executive Officers as a group (15 persons)	268,886		7.53%

1	Whole number of shares.
2	Less than 1.00% unless otherwise stated.
3	Includes 1,258 shares held individually by Mr. Arthur’s spouse.
4	Includes 71 shares held individually by Mr. Diehl’s spouse.
5	Includes 2,667 shares owned by Dillon Center LLC, a limited liability company of which Mr. Dillon is the majority member.
6	Includes 328 shares held by Mr. Glunk as custodian for the benefit of his three granddaughters.
7	Includes 3,108 shares pledged as collateral to secure loans made to Mr. McMichael by Journey Bank.
8	Includes 3,471 shares held individually by Ms. Tompkins’ spouse.

PROPOSAL NO. 2

“SAY ON PAY” ADVISORY VOTE

The board of directors recognizes the interest shareholders have in the compensation of our executive officers. In recognition of this interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are providing shareholders with the opportunity to cast a non-binding advisory vote to approve the compensation paid to our named executive officers as disclosed in this proxy statement.

Base salaries for our executive officers are established based upon salary ranges for each position developed by reference to published surveys for comparable positions at similar financial institutions within central Pennsylvania to assure that base salaries fall within the “market value” for each position.

The Company uses bonus compensation to link a portion of executive compensation to the success of the Company and the performance of the executive.

The Company also provides certain nonqualified retirement benefits which serve as an incentive to the executive to continue in the employ of the Company and Journey Bank for the duration of the executive’s career.

The Company further provides health and welfare benefits to all of its employees on a nondiscriminatory basis, including a 401(k) plan.

Based on the foregoing, and as disclosed in the compensation tables and related narrative, the board of directors believes that the Company’s executive compensation programs and compensation amounts support the Company’s goals and provide an appropriate balance between risk and reward. For these reasons, we are asking our shareholders to approve the compensation paid to our named executive officers as disclosed in this proxy statement.

Shareholder Resolution

“RESOLVED, that the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2024 Annual Meeting of Shareholders is hereby approved.”

The approval of a majority of the votes cast by shareholders present in person or by live webcast, or by proxy, and entitled to vote at the annual meeting, assuming a quorum is present, is required to approve this proposal. Although the vote is advisory and not binding in any way, the board of directors values the opinions of our shareholders and will carefully consider the result of the vote in connection with future compensation decisions for our named executive officers.

The board of directors recommends a vote “FOR” approval of the compensation paid to the Company’s named executive officers as disclosed in this proxy statement.

PROPOSAL NO. 3

SAY ON FREQUENCY VOTE

The Company is required by the Dodd-Frank Act to present to our shareholders every six years a non-binding vote on how often the non-binding Say on Pay advisory vote is to be presented. Shareholders are asked to indicate whether they would prefer a Say on Pay advisory vote every one, two or three years.

The board of directors believes that holding the Say on Pay advisory vote every three years is most appropriate for the Company because it:

•Allows shareholders to better evaluate the Company’s executive compensation program in relation to the Company’s long-term performance.

•Provides the board of directors with more time to thoughtfully consider shareholder concerns and to implement appropriate and meaningfully responsive changes to the Company’s executive compensation program.

•Encourages a focus on long-term value creation, better ensuring that management’s interests are aligned with shareholder interests and avoiding a short-term focus that could result from more frequent Say on Pay voting.

Shareholder Resolution

“RESOLVED, that the Say on Pay vote required by Section 14A of the Securities Exchange Act of 1934, as amended, be held every 1, 2 or 3 years.”

The option of holding the Say on Pay vote every one, two or three years that receives the highest number of votes cast will be considered to be the option approved by the shareholders. Because this vote is advisory and non-binding, the board of directors may determine that it is in the best interests of the Company to hold an advisory vote on named executive officer compensation more or less frequently than the option approved by the shareholders.

The board of directors recommends that you vote “FOR” Say on Pay voting on the compensation paid to our named executive officers every three years.

PROPOSAL NO. 4

RATIFICATION OF APPROVAL OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The current members of the Audit Committee are: Edwin A. Wenner, Chair, Robert W. Dillon; Robert P. Hager, Willard H. Kile, Jr., W. Bruce McMichael, Jr.; Steven H. Shannon; Bonnie M. Tompkins. The Audit Committee met four (4) times in 2023. The Audit Committee operates pursuant to a charter that is available on the Company’s website at https://ir.journeybank.com/governance/governance-documents/default.aspx.

Each member of the Audit Committee meets the independence standards contained in the NASDAQ Stock Market rules. The board of directors has determined that Mr. Hager, who is a certified public accountant, qualifies as a “financial expert” within the SEC’s definition.

The Audit Committee is responsible for the selection, appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. In connection with this responsibility, the Audit Committee monitors, evaluates and reports to the board of directors regarding the independence, qualifications and performance of the independent registered public accounting firm. The Audit Committee approves all audit engagement fees and terms associated with the retention of the independent registered public accounting firm.

The Audit Committee has selected S.R. Snodgrass P.C. to be the Company’s independent registered public accounting firm for 2024. S.R. Snodgrass P.C. has been the Company’s independent registered public accounting firm since 2014. The Audit Committee presented the selection of S.R. Snodgrass P.C. to the full Board of Directors on March 12, 2024 and the board unanimously recommended that the shareholders ratify the Audit Committee’s selection of S.R. Snodgrass P.C.

If a majority of the votes cast by shareholders at the Annual Meeting is against ratification, the Audit Committee will reconsider its selection of S.R. Snodgrass P.C., but the Audit Committee will be under no obligation to select a new independent registered public accounting firm. If the Audit Committee would select a new independent registered public accounting firm, the board of directors will not seek shareholder ratification of the new selection.

The board of directors expects that representatives of S.R. Snodgrass, P.C. will be available during the Annual Meeting, and will have an opportunity to make a statement and respond to appropriate questions.

Audit, Audit-Related and Permitted Non-Audit Fees

In considering the nature of the services provided by the Company’s independent registered public accounting firm, the Audit Committee determined that the services are compatible with the provision of independent audit services. The Audit Committee discussed these services with representatives of S.R. Snodgrass P.C. and Company management to determine that they are permitted under SEC rules and regulations regarding auditor independence.

The following table summarizes the total fees for professional services rendered by S.R. Snodgrass P.C. to the Company for 2023 and 2022:

	Year Ending December 31,
	2023	2022
Audit Fees(1)	$349,028	$84,433
Audit-Related Fees(2)	25,500	15,000
Tax Service Fees	11,727	11,075
All Other Fees	—	—
	$386,255	$110,508

(1) Audit Fees include the audit of the Company’s consolidated financial statements and, in 2023, reviews of the Company’s Quarterly Reports on Form 10-Q and consent procedures related to the filing of a Form S-4 registration statement with the Securities and Exchange Commission (the “SEC”) in connection with the merger with Muncy Bank Financial, Inc., and assistance with the 2023 filing of a Form S-8 registration statement with the SEC in connection with the Company’s amended and restated Employee Stock Purchase Plan.

(2) Audit-Related Fees relate primarily to audit services provided in connection with the merger with Muncy Bank Financial, Inc. in 2023 and the adoption of new accounting standards in 2022.

Procedures for Pre-Approving Audit Services, Audit-Related Services and Permitted Non-Audit Services

The Audit Committee is responsible for pre-approving audit services, audit-related services and permitted non-audit services (such as tax) to be provided to the Company by its independent registered public accounting firm. The Audit Committee is given this responsibility to ensure that providing such services will not impair the independent registered public accounting firm’s independence. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of service and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has delegated to the committee Chair authority to pre-approve services not prohibited by law to be performed by the independent registered public accounting firm and associated fees up to a maximum for any one service of $5,000. All of the services related to Audit-Related Fees, Tax Fees and All Other Fees were approved by the Audit Committee pursuant to the pre-approval provisions set forth in applicable SEC rules and the Audit Committee’s pre-approval policy.

Report of the Audit Committee

The Company’s management is responsible for preparing the Company’s consolidated financial statements, for establishing and maintaining effective control over financial reporting, and for assessing the effectiveness of its control over financial reporting. The Company’s independent registered public accounting firm is responsible for the audit of the Company’s consolidated financial statements and the audit of the effectiveness of the Company’s control over financial reporting.

The Audit Committee’s job is one of oversight. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management and with S.R. Snodgrass P.C. (“Snodgrass”), the Company’s independent registered public accounting firm for 2023. The Audit Committee has selected Snodgrass as the Company’s independent registered public accounting firm for 2024, subject to shareholder ratification.

The Audit Committee has discussed with Snodgrass the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.

The Audit Committee has received the written disclosures and the letter from Snodgrass required by the applicable requirements of the PCAOB regarding the Snodgrass’ communications with the Audit Committee concerning independence, and has discussed Snodgrass’ independence with representatives of Snodgrass.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.

The Audit Committee of the Board of Directors of Muncy Columbia Financial Corporation

Edwin A. Wenner, Chair

Robert W. Dillon

Robert P. Hager

Willard H. Kile, Jr.

W. Bruce McMichael

Steven H. Shannon

Bonnie M. Tompkins

In accordance with SEC regulations, the Report of the Audit Committee is not incorporated by reference into any of the Company’s future filings made under the Securities Exchange Act of 1934 or the Securities Act of 1933. The report is not deemed to be soliciting material or to be considered filed with the SEC under the Exchange Act of the Securities Act.

The board of directors recommends a vote “FOR” the ratification of the Audit Committee’s selection of S.R. Snodgrass P.C. as the Company’s independent registered public accounting firm for 2024.

PROPOSAL NO. 5

APPROVAL OF THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

On September 12, 2023, the board of directors approved an amended and restated Employee Stock Purchase Plan. A copy of the Plan is attached to this proxy statement as Exhibit A.

Plan Participation. Pursuant to the Plan, employees of the Company and its subsidiary companies, including Journey Bank, who are employed for more than five months per calendar year may elect to participate in the Plan on a quarterly basis beginning with the first pay period of the next calendar quarter. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code, providing employees with an opportunity to acquire ownership interests in the Company and to thereby motivate employees to improve their job performance and enhance the financial results of the Corporation.

No employee will be eligible to purchase shares of the Company’s common stock pursuant to the Plan if the employee would own more than 5 percent of the total combined voting power of all classes of the Company’s stock, or his or her purchases under the Plan would exceed $25,000 in any calendar year.

Share Purchases and Purchase Price. Pursuant to the Plan, participating employees may elect to have from one percent to 10 percent (whole percentages only) of their base pay deducted and withheld on an after-tax basis and credited to their Plan accounts. No interest will be paid on amounts credited to Plan accounts. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose.

On each quarterly purchase date under the Plan (March 31, June 30, September 30 and December 31), the aggregate dollar amounts credited to a participating employee’s Plan account on such purchase date will be applied to purchase that number of whole shares of the Company’s common stock that may be purchased at the applicable purchase price. The applicable purchase price on any quarterly purchase date will be the lower of 90 percent of the fair market value on the applicable offering date (the applicable January 1, April 1, July 1 or October 1), or 90 percent of the fair market value on the applicable quarterly purchase date.

If the Company’s common stock is traded on the over the counter market, and if “bid” and “ask” prices are regularly reported, the fair market value of the Company’s common stock will be deemed to be equal to the averages of the “bid” and the “ask” prices each day over the 10 trading days preceding the relevant date, as reported by the applicable customary reporting service or market. If the Company’s common stock is listed on a national securities exchange or The NASDAQ Stock Market, Inc., the fair market value of the Company’s common stock will be deemed to be equal to the last reported sale price on the relevant date (or if there were no trades on that date, the latest preceding date on which a sale was reported).

Purchased Shares. Shares purchased pursuant to the Plan will be credited to the employee’s Plan Account in book entry form by the Plan Custodian, Equity Plan Solutions. An employee will have all ownership rights for the shares of Company common stock credited to his or her Plan account, including the right to vote such shares and to receive dividends and other distributions on such shares. Shares credited to an employee’s Plan Account will be deemed to be enrolled in the Company’s open-market dividend reinvestment and stock purchase plan. Any dividends that may be declared on such shares will be reinvested for the employee by the Custodian in additional shares of Company common stock in accordance with the terms of the open-market dividend reinvestment and stock purchase plan. All shares purchased through the reinvestment of dividends will be credited to the employee’s Plan account.

Share certificates will not be issued for shares credited to an employee’s Plan account unless the employee elects to withdraw the shares from the Plan.

Changes In and Termination of Plan Participation. An employee may increase or decrease the amount of his or her payroll deductions, subject to the limits described above, by completing a new authorization form and filing it with the Company at any time. In such cases the new authorization will be effective as of the next offering date, except that an employee may, on only one occasion during any offering period, complete a new authorization for that offering period, by filing the new authorization with the Company within 10 days prior to the beginning of a month during such offering period, indicating that the change is to apply to the current offering period, in which case the change will be effective as of the beginning of the month following the date of filing the new authorization. An employee may discontinue his or her payroll deductions and withdraw the full amount of payroll deductions credited to his or her Plan account at any time prior to a purchase date. Upon the termination of an Employee’s employment for any reason, including retirement but excluding death or disability, the full amount of payroll deductions credited to his or her Plan account will be returned to the employee.

Death or Disability. Upon the termination of an employee’s employment because of death or disability, the employee or his or her executor or administrator, as the case may be, may elect, by written notice to the Company prior to forthcoming purchase date, either to withdraw the full amount of payroll deductions credited to the employee’s Plan account, or purchase on the purchase date the whole number of shares which the balance of the employee’s payroll deductions credited to his or her Plan account will purchase at the applicable purchase price, with the balance of any payroll deductions credited to the Plan account returned to the employee or his or her executor.

Shares Available and Adjustments. 100,000 shares of the Company’s common stock have been authorized for issuance under the Plan. If the outstanding shares of the Company’s common stock have increased, decreased, changed into or been exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, merger, consolidation, spin-off, stock dividend, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under the Plan and in the purchase price applicable to such shares.

Plan Administration. The board of directors may appoint a Committee of two or more members of the Board of Directors to administer the Plan. If at any time no Committee is in existence, the full board of directors will have the authority and responsibility to carry out the duties of the Committee under the Plan.

Amendment and Termination. The board of directors reserves the right to make any amendment to the Plan which it deems to be required or appropriate to qualify the Plan as an employee stock purchase plan under Section 423 of the Internal Revenue Code. The board of directors also has the complete power and authority to terminate or amend the Plan at any time, provided that the board will not, without the approval of the Company’s shareholders (i) increase the maximum number of shares which may be issued under the Plan (except for proportionate adjustments in cases of reorganization, recapitalization, reclassification, merger, consolidation, spin-off, stock dividend, stock split, reverse stock split or similar transaction), (ii) amend the requirements as to the class of employees eligible to purchase Company common stock under the Plan, or (iii) to permit members of the Committee to purchase Company common stock under the Plan. The Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code or the regulations thereunder. The Plan does not have a specified termination date.

Effective Date. The Plan became effective as of September 12, 2023, subject to approval by the holders of a majority of the shares of Company common stock present and represented at a special or annual meeting of the shareholders held within 12 months after the Plan was approved by the board of directors. Section 423(b)(3) of the Internal Revenue Code requires, as a condition to the Plan qualifying as an “employee stock purchase plan” under that Section, that the Plan be approved by the shareholders of the Company within 12 months after the adoption of the Plan.

Federal Income Tax Consequences. Under present law, which is subject to change at any time, the following federal income tax consequences generally would result under the Plan:

•No taxable income would result to an employee upon the purchase of shares of Company common stock under the Plan (except that the amount of an employee’s payroll deductions under the Plan will be taxable as ordinary income as if received by the employee).

•If the employee disposes of shares purchased under the Plan after the expiration of the “holding period” (defined as the period that expires upon the later of one year after the purchase date for such shares or two years after the offering date with respect to such shares), then upon the disposition of such shares or upon the employee’s death at any time while holding such shares, then the employee will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition or death over the amount the employee paid for the shares, or (ii) the excess of the fair market value of the shares on the offering date for such shares over the amount the employee paid for such shares. In addition, the employee will recognize long-term or short-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized upon the sale of such shares and the employee’s basis in such shares (i.e., the amount the employee paid for such shares plus the amount, if any, taxed to the employee as ordinary income as described in the preceding sentence).

•If the employee disposes of such shares prior to the expiration of the holding period (as defined in the preceding bullet point) then, at that time, the employee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date the employee purchased the shares over the amount the employee paid for such shares. In addition, the employee will recognize long-term or short-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized upon the sale of such shares and the employee’s basis in such shares (i.e., the amount the employee paid for such shares plus the amount, if any, taxed to the employee as ordinary income as described in the preceding sentence).

•If the holding period is satisfied, the Company will not receive any deduction for federal income tax purposes with respect to any discount in the purchase price of shares purchased under the Plan. If the holding period is not satisfied, the Company generally should be entitled to a tax deduction in an amount equal to the amount taxed to the employee as ordinary income.

The foregoing summary is only a general description of the federal income tax consequences in connection with the Plan and does not purport to be complete. It does not describe the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Because of the complexities of the tax laws, employees are urged to consult with their personal tax advisors as to their individual circumstances.

New Plan Benefits. Participation in the Plan is entirely within the discretion of eligible employees. Because the Company cannot predict the participation levels by individual employees, the rate of employee payroll deductions or the eventual purchase prices under the Plan, it is not possible to determine the number of shares that will be purchased or the value of benefits that may be obtained by the named executive officers and other employees under the Plan for the current fiscal year.

The following table sets forth information with respect to the shares of Company common stock purchased during the fiscal year ended December 31, 2023 under the Plan by each of the Company’s named executive officers, its executive officers as a group, its non-employee directors as a group and its non-executive officer employees as a group.

Name and Position	Number of Shares Purchased	Average Purchase Price of Shares	Dollar Value ($)
Lance O. Diehl, Chairman, President & Chief Executive Officer	—	—	—
Robert J. Glunk, Senior Executive Vice President & Chief Operating Officer	—	—	—
Jeffrey T. Arnold, Executive Vice President & Treasurer	111.22	$36.65	$3,934.24
Executive Group	111.22	$36.65	$3,934.24
Non-Executive Director Group	—	—	—
Non-Executive Officer Employee Group	2,069.32	$36.04	$73,052.47

Vote Required. The approval of a majority of the votes cast by shareholders present in person or by live webcast, or by proxy, and entitled to vote at the annual meeting, assuming a quorum is present, is required to approve this proposal.

The board of directors recommends that you vote “FOR” the approval of the amended and restated Employee Stock Purchase Plan.

EXHIBIT A

MUNCY COLUMBIA FINANCIAL CORPORATION
EMPLOYEE STOCK PURCHASE PLAN

Amended and Restated as of September 12, 2023
Approved by the Board as of September 12, 2023

ARTICLE I – PURPOSE

The Muncy Columbia Financial Corporation Employee Stock Purchase Plan is intended to provide to employees of Journey Bank and its subsidiaries the opportunity to acquire ownership interests in Muncy Columbia Financial Corporation (the “Corporation”) through a regular investment program. The Corporation believes that ownership of its Common Stock will motivate employees to improve their job performance, and enhance the financial results of the Corporation. The Plan is intended to qualify as an “employee stock purchase plan” under §423 of the Internal Revenue Code, and shall be construed so as to extend and limit participation in a manner consistent with the requirements thereof.

ARTICLE II - DEFINITIONS

2.01. Base Pay

“Base Pay” shall mean an Employee’s basic hourly wage or salary, excluding any bonuses, overtime or other extra or incentive pay. With respect to any Employee compensated on a commission basis, the Committee shall make a good faith determination of the amount of the Employee’s “Base Pay” for the applicable calendar year taking into account prior years’ compensation, excluding bonuses, overtime or other extra or incentive pay, and changes in circumstances from year to year.

2.02. Board

“Board” shall mean the Board of Directors of the Corporation.

2.03. Business Day

“Business Day” shall mean any day other than a Saturday, Sunday or a legal holiday on which there is no trading on the national securities exchange, The NASDAQ Stock Market, Inc. or the over-the-counter market on which the Corporation’s Common Stock is traded.

2.04. Code

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

2.05. Committee

“Committee” shall mean the Committee appointed pursuant to Article VIII.

2.06. Common Stock

“Common Stock” shall mean the Common Stock, par value $1.25 per share, of the Corporation.

2.07. Corporate Transaction

“Corporate Transaction” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale, lease or other disposition of all or substantially all of the consolidated assets of the Corporation; (ii) a merger, consolidation or similar transaction following which the Corporation is not the surviving corporation; or (iii) a merger, consolidation or similar transaction following which the Corporation is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

2.08. Corporation

“Corporation” shall mean Muncy Columbia Financial Corporation a Pennsylvania corporation, and its Subsidiary Corporations.

2.09. Custodian

“Custodian” shall mean Equity Plan Solutions, or such other person as the Committee shall designate from time to time to serve as custodian under the Plan.

2.10. Employee

“Employee” shall mean any person who is customarily employed by the Corporation for more than 5 months per calendar year.

2.11. Offering

“Offering” shall mean an offering of Common Stock pursuant to §4.01

2.12. Offering Date

“Offering Date” shall mean each January 1, April 1, July 1 and October 1 during which the Plan is in effect.

2.13. Plan

“Plan” shall mean this Employee Stock Purchase Plan, as it may be amended from time to time in accordance with its terms.

2.14. Plan Account

“Plan Account” shall mean an account for the benefit of a participating Employee comprised of two subaccounts. The first subaccount shall be maintained by the Corporation for the purpose of recording and crediting payroll deductions on behalf of such participating Employee, and the second subaccount shall be maintained by the Custodian for the purpose of recording and crediting the shares of Common Stock purchased pursuant to the Plan for such participating Employee.

2.15. Purchase Date

“Purchase Date” shall mean each March 31, June 30, September 30 and December 31 immediately following an Offering Date, as applicable, during which the Plan is in effect, provided that if any such Purchase Date is not a Business Day, such Purchase Date shall be extended to the next succeeding Business Day.

2.16. Subsidiary Corporation

“Subsidiary Corporation” shall mean any present or future corporation or banking institution designated by the Committee that is a “subsidiary corporation” of the Corporation as that term is defined in §424 of the Code.

ARTICLE III - ELIGIBILITY AND PARTICIPATION

3.01. Initial Eligibility

Each Employee shall be eligible to participate in Offerings that commence on or after the date he or she became an Employee.

3.02. Restrictions on Participation

Notwithstanding any provisions of the Plan to the contrary, no Employee shall be eligible to participate in an Offering:

(a)if, immediately after the Offering Date, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation (for purposes of this paragraph, the rules of §424(d) of the Code shall apply in determining stock ownership of any Employee); or

(b)to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Corporation accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such rights are outstanding.

3.03. Commencement of Participations

An eligible Employee may participate in the Plan by completing an authorization for regular payroll deductions on the form provided by the Corporation, and filing it with the Corporation. Payroll deductions for an Employee shall commence as of the first Offering Date occurring after the filing of the Employee’s authorization for payroll deductions with the Corporation. Once enrolled, an eligible Employee shall continue to participate in the Plan for each succeeding Offering until he or she terminates his or her participation in the Plan as provided in Article VII or ceases to be an eligible Employee.

ARTICLE IV GRANTING OF OPTIONS

4.01. Quarterly Offerings

The Plan shall be implemented by quarterly Offerings of Common Stock, with each Offering commencing on an Offering Date and terminating on the applicable Purchase Date.

4.02. Number of Option Shares

On each Offering Date, a participating Employee shall be deemed to have been granted an option to purchase that number of whole shares of Common Stock equal to (i) the aggregate amount of payroll deductions credited to the Employee’s Plan Account on the applicable Purchase Date, divided by (ii) the option price determined under §4.03.

4.03. Option Price

The option price of Common Stock purchased in any Offering shall be the lower of:

(i)90% of the fair market value of Common Stock on the Offering Date, or

(ii)90% of the fair market value of Common Stock on the Purchase Date.

Fair market value as of any date shall mean:

(a)if the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market, Inc., the last reported sale price thereof on the relevant date (or if there were no trades on that date, the latest preceding date on which a sale was reported); or

(b)if the Common Stock is traded on the over-the-counter market, but not on a national securities exchange or The NASDAQ Stock Market, Inc., and if “bid” and “ask” prices for the Common Stock are regularly reported, the average of the mean between the “bid” and the “ask” prices each day over the ten (10) trading days preceding the relevant date, as reported by the applicable customary reporting service or market (including the OTC Pink Market); or

(c)if the Common Stock is not listed on a national securities exchange or The Nasdaq Stock Market, Inc., nor traded on the over-the-counter market, such value as the Committee, in good faith, shall determine;

provided, however that no determination of fair market value with respect to an option granted hereunder shall be inconsistent with Section 423 of the Code or the regulations thereunder.

4.04. Maximum Shares

The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Corporation as provided in §9.02, shall be 100,000 shares (as of September 12, 2023). If the total number of shares for which options are exercised on any Purchase Date, together with the aggregate number of shares as to which options were exercised on all previous Purchase Dates, exceeds the foregoing maximum number of shares, the Corporation shall make a pro rata allocation of the shares available for purchase in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the payroll deduction balance credited to the Plan Account of each Employee under §5.02 and not used to purchase Common Stock shall be returned to the Employee as promptly as possible.

4.05. Employee’s Interest in Option Stock

The Employee shall have no interest in Common Stock covered by his or her option until such option has been exercised in accordance with Article VI.

ARTICLE V - PAYROLL DEDUCTIONS

5.01. Amount of Deduction

An Employee’s authorization for payroll deduction shall authorize deductions of at least 1% of Base Pay, but in no event may aggregate payroll deductions exceed 10% of Base Pay or such other maximum percentage of Base Pay as the Committee may establish prior to the commencement of an Offering. Deductions will be taken on an after tax basis.

5.02. Employee’s Account

All payroll deductions made for an Employee shall be credited to his or her Plan Account. An Employee may not make any separate cash payment into his or her Plan Account except when on unpaid leave of absence or disability, and then only as provided in §5.04. No interest shall be paid on amounts credited to Plan Accounts.

5.03. Changes in Payroll Deductions

An Employee may discontinue his or her payroll deductions and withdraw from participation in the Plan as provided in Article VII. An Employee who desires to change his or her payroll deductions for a future Offering may do so effective as of the next Offering Date by completing a new authorization and filing it with the Corporation prior to that Offering Date. Unless otherwise provided by the Committee, Employees participating in an Offering may, on only one occasion during an Offering, increase or reduce the amount of his or her payroll deductions for such Offering and each succeeding Offering by completing a new authorization and filing it with the Corporation within ten (10) days prior to the beginning of a month during the Offering, specifically indicating that the change is to apply to the then current Offering. The change will be effective as of the beginning the month following the date of filing the new authorization and shall comply with the limits set forth in §5.01. Except as provided in this §5.03, an Employee may not make any change in payroll deductions during an Offering.

5.04. Leave of Absence and Disability

Unless the Committee determines otherwise, an Employee on a paid leave of absence shall continue to participate in the Plan and to have payroll deductions made on his or her behalf in accordance with the latest authorization on file. An Employee on an unpaid leave of absence or disability shall have the right to (i) discontinue participation in the Plan, or (ii) make a cash payment to his or her Plan Account at the end of each payroll period in the amount of the Employee’s authorized payroll deductions. An Employee who, upon failing to return to work following a leave of absence, is deemed not to be an Employee, shall not be entitled to participate in any Offering commencing after such termination of employment.

ARTICLE VI - EXERCISE OF OPTIONS

6.01. Automatic Exercise

Subject to withdrawal or termination of participation as provided in Article VII, an Employee’s option with respect to each Offering shall be exercised automatically on the Purchase Date applicable to such Offering for the number of whole shares of Common Stock subject to the option as determined under §4.02. Any balance of payroll deductions credited to the Employee’s Plan Account on the Purchase Date of an Offering and not used to purchase Common Stock in that Offering shall remain credited to the Employee’s Plan Account and applied toward the purchase of shares of Common Stock on the next Purchase Date unless the Employee elects to withdraw from the Plan or the Employee’s participation in the Plan is terminated as provided in Article VII.

6.02. Crediting and Issuance of Shares; Dividend Reinvestment

After each Purchase Date, an Employee shall be treated as the beneficial owner of the shares of Common Stock purchased for such Employee pursuant to the Plan on such Purchase Date and, as soon as practicable thereafter, such shares shall be credited to the Plan Account maintained for the benefit of the Employee by the Custodian. An Employee shall have all ownership rights with respect to the number of shares of Common Stock credited to his or her Plan Account, including the right to vote such shares and to receive dividends or other distributions thereon, if any. All such shares shall be deemed to be enrolled in, and any dividends that may be declared on such shares will be reinvested for the Employee by the Custodian in additional shares of Common Stock in accordance with the terms of the Company’s Dividend Reinvestment and Stock Purchase Plan. All such shares purchased through the reinvestment of dividends will be credited to the Employee’s Plan Account. Share certificates will not be sent to an Employee unless the Employee elects to withdraw the shares pursuant to §7.05.

6.03. Restrictions on Transfer

Shares of Common Stock purchased pursuant to the Plan shall not be resold or otherwise transferred by the Employee within one year of purchase, except in case of death or disability of the Employee or as otherwise permitted by the Committee. There shall be no other limitation on resale of shares purchased under this Plan, except as provided under applicable federal or state laws, rules or regulations. However, notwithstanding anything to the contrary contained in this Plan, shares shall be distributed from the Plan Account only if the shares are registered under such federal and state securities laws as the Corporation may deem necessary, or if exemptions from such registration are deemed to be available; but in no event shall distributions be made during any period of time in which the Corporation deems that the same may violate a federal, state or securities exchange rule, regulation or law. Further, in the absence of registration under federal and state securities laws as referenced above, the Employee may be required by the Corporation to execute such acknowledgments and agreements as may be deemed necessary or appropriate by the Corporation to secure compliance with exemptions from registration under federal or state securities laws, which compliance may involve regulation of the manner in which the shares may be sold or transferred by the Employee, and may prohibit the sale of shares for a period of time. Certificates for shares issued under this Plan may bear an appropriate legend making reference to any applicable resale, transfer and other restrictions.

6.04. Withholding

The Corporation shall have the right to withhold from an Employee’s compensation amounts sufficient to satisfy all federal, state and local tax withholding requirements, and shall have the right to require the Employee to remit to the Corporation such additional amounts as may be necessary to satisfy such requirements.

6.05. Account Statement

As soon as practicable after each Purchase Date, the Company shall, or shall cause the Custodian to, deliver a statement to the Employee regarding such Employee’s Plan Account, which may include, among other things and to the extent necessary and appropriate: (i) the name and address of the Company and the Employee; (ii) the balance of the payroll deductions credited to the Employee’s Plan Account; (iii) the option price and Fair Market Value of the Common Stock purchased for the Offering corresponding to such Purchase Date; (iv) the Purchase Date; (v) the number of shares of Common Stock purchased on behalf of the Employee on such Purchase Date; and (vi) the aggregate number of shares of Common Stock credited to the Employee’s Plan Account.

ARTICLE VII – WITHDRAWAL

7.01. In General

An Employee may withdraw the full amount of payroll deductions credited to his or her Plan Account at any time prior to a Purchase Date by giving written notice to the Corporation, which amount shall be paid to the Employee promptly after receipt of his or her notice of withdrawal, and no further payroll deductions shall be made during such Offering or, subject to §7.02, any subsequent Offering.

7.02. Effect on Subsequent Participation

An Employee’s withdrawal from any Offering shall not have any effect upon his eligibility to participate in any succeeding Offering by filing with the Corporation a new authorization for payroll deduction.

7.03. Termination of Employment

Upon termination of an Employee’s employment for any reason, including retirement (but excluding death or disability while in the employ of the Corporation), the full amount of payroll deductions credited to his or her Plan Account shall be returned to the Employee.

7.04. Termination of Employment Due to Death or Disability

Upon termination of an Employee’s employment because of the Employee’s death or disability, the Employee, his or her executor or administrator, as the case may be, shall have the right to elect, by written notice given to the Corporation prior to the Purchase Date of the then current Offering, either:

(i)to withdraw the full amount of payroll deductions credited to the Employee’s Plan Account, or

(ii)to exercise the Employee’s option on the Purchase Date next following the date of the Employee’s death or termination of employment by reason of disability for the number of whole shares of Common Stock which the balance of the Employee’s payroll deductions credited to the Employee’s Plan Account will purchase at the applicable option price, but not more than the number of shares subject to the Employee’s option determined under §4.02, with any balance of payroll deductions credited to such Plan Account not used to purchase Common Stock returned to the Employee, executor or administrator.

In the event that no such timely written notice of election shall be received by the Corporation, the Employee, executor or administrator shall automatically be deemed to have elected, pursuant to paragraph (ii), to exercise the Employee’s option.

7.05. Shares Held in Plan Account

Unless an Employee or his or her executor or administrator, as the case may be, requests that shares of Common Stock credited to his or her Plan Account be issued to the Employee or other appropriate designated person in certificate form, upon the Employee’s withdrawal from the Plan pursuant to §7.01 or a termination of employment under §7.03 or §7.04, all of the shares of Common Stock credited to the Employee’s Plan Account will continue to be enrolled in the Corporation’s Dividend Reinvestment and Stock Purchase Plan, and dividends thereon will continue to be reinvested pursuant thereto, until such time as the Employee, executor or administrator takes action to terminate his or her participation thereunder in accordance with the terms thereof.

ARTICLE VIII – ADMINISTRATION

8.01. Appointment of Committee

The Board shall appoint the Committee to administer the Plan, which shall consist of no fewer than two members of the Board. No members of the Committee shall be eligible to purchase stock under the Plan. If at any time no Committee is in existence, the Board shall have the authority and responsibility to carry out the duties of the Committee under the Plan.

8.02. Authority of Committee

Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee’s determination on such matters shall be conclusive. The Committee may delegate ministerial duties in connection with the Plan to one or more officers of the Corporation.

8.03. Rules Governing the Committee

The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable, and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

8.04 No Liability

No member of the Committee shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the good faith exercise of any authority or discretion granted in the Plan to the Committee, or for any act or omission of any other member of the Committee.

ARTICLE IX – MISCELLANEOUS

9.01. Transferability

Neither payroll deductions credited to an Employee’s Plan Account nor any rights with regard to the exercise of an option or to receive Common Stock or to a return of payroll deductions under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way other than by the laws of descent and distribution, nor shall such deductions or rights be subject to execution, attachment or similar process. Any such attempted voluntary or involuntary disposition shall be without effect, except that the Corporation may treat such act as an election to withdraw funds in accordance with §7.01. During an Employee’s lifetime, options granted to the Employee shall be exercisable only by the Employee.

9.02. Adjustment upon Changes in Capitalization

If, while any options under the Plan are outstanding, the outstanding shares of Common Stock have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Corporation through reorganization, recapitalization, reclassification, merger, consolidation, spin-off, stock dividend (whether in shares of the Corporation’s Common Stock or of another class of the Corporation’s stock), stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and in the exercise price applicable to such outstanding options. In addition, in any such event, the maximum number and/or kind of shares which may be offered in the Offerings shall also be proportionately adjusted.

9.03 Corporate Transaction

Except as otherwise provided by Section 9.04, in the event of a Corporate Transaction, then: (i) any surviving or acquiring corporation may continue or assume options outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation does not assume such options or does not substitute similar rights for options outstanding under the Plan, then the balance of accumulated payroll deductions credited to each Employee’s Plan Account shall be used to purchase shares of Common Stock immediately prior to the Corporate Transaction under the then current Offering, and each Employee’s unexercised options under such Offering shall terminate immediately after such purchase. The Company shall inform all participating Employees of such new Purchase Date at least ten (10) days prior thereto.

9.04. Amendment and Termination

The Board reserves the right to make any amendment to this Plan which it deems to be required or appropriate to qualify the Plan as an “employee stock purchase plan” under the Code and the regulations thereunder. The Board shall have complete power and authority to terminate or amend the Plan at any time; provided, however, that the Board shall not, without the approval of the stockholders of the Corporation, (i) increase the maximum number of shares which may be issued under the Plan (except pursuant to §9.02); or (ii) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan; or (iii) to permit the members of the Committee to purchase Common Stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase Common Stock, adversely affect the rights of such Employee under the option as to payroll deductions previously credited to the Employee’s Plan Account. The Plan shall not be amended more than once every 6 months, other than to comport with changes in the Code or the regulations thereunder. The Plan does not have a specified termination date. The Board reserves the right to terminate the Plan at any time without notice, provided that no such termination may affect a Participant’s right to purchase shares with payroll deductions credited to his or her Plan Account through the effective date of termination of the Plan. In the event of the termination of the Plan after an Offering Date but prior to the subsequent Purchase Date, the effective date of termination of the Plan shall constitute the Purchase Date for the terminated Offering. The Board, in its discretion, may temporarily suspend any Offering prior to the Offering Date. If the Board subsequently lifts the suspension, it may do so as of the next regularly scheduled Offering Date, or it may specify a date prior thereto as the beginning of a new Offering (in which case, the specified date shall be an Offering Date).

9.05. No Employment Rights

The Plan does not, directly or indirectly, create in any Employee or class of employees any right with respect to continuation of employment by the Corporation, and it shall not be deemed to interfere in any way with the Corporation’s right to terminate, or otherwise modify, an Employee’s employment at any time.

9.06. Governing Law

The laws of the Commonwealth of Pennsylvania shall govern all matters relating to this Plan except to the extent superseded by federal laws.

9.07. Use Of Funds

All payroll deductions received or held by the Corporation under this Plan may be used by the Corporation for any corporate purpose and the Corporation shall not be obligated to segregate such payroll deductions.

9.08. Plan Provisions Binding

The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

9.09. Legal and Other Requirements

The obligations of the Corporation to offer, sell, issue, deliver or transfer Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of any registration statement under applicable securities laws if deemed necessary or appropriate by the Corporation. The Corporation’s obligation to offer, sell, issue, deliver or transfer its shares under the Plan is further subject to the approval of any governmental authority required in connection therewith and is further subject to the Corporation receiving, should it determine to do so, the advice of its counsel that all applicable laws and regulations have been complied with. Certificates for shares of Common Stock issued hereunder may be legended as the Committee shall deem appropriate.

9.10. Additional Restrictions of Rule 16b-3

The terms and conditions of options granted hereunder to, and the purchase of Common Stock by, persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall comply with all applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Common Stock issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

ARTICLE X – EFFECTIVE DATE

10.01. Effective Date

The Plan shall become effective as of September 12, 2023, subject to approval by the holders of a majority of the shares of Common Stock present and represented at a special or annual meeting of the shareholders held within 12 months after the Plan is adopted by the Board. If the Plan is not so approved, the Plan shall not become effective, and all Plan Account balances shall be distributed promptly to the contributing Employees.

ARTICLE XI – CHANGE OF NAME

11.01. Change of Name

Effective upon the consummation date of the merger of Muncy Bank Financial, Inc. with and into the Corporation and the subsequent merger of The Muncy Bank and Trust Company with and into First Columbia Bank and Trust Co., the name of the Plan shall be changed, without further action of the Board, to the Muncy Columbia Financial Corporation Employee Stock Purchase Plan and references herein to the Corporation shall mean Muncy Columbia Financial Corporation and references herein to First Columbia Bank & Trust Co. shall mean Journey Bank.

ANNUAL MEETING OF STOCKHOLDERS OF

MUNCY COLUMBIA FINANCIAL CORPORATION

April 23, 2024

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430403030000000100 6 042324

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2, 4 AND 5, AND "FOR 3 YEARS" IN PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF FOUR CLASS 3 DIRECTORS TO SERVE FOR A THREE-YEAR TERM:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal	FOR	AGAINST	ABSTAIN
2. TO APPROVE, IN A NON-BINDING ADVISORY VOTE, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.	☐	☐	☐

Proposal	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
3. TO APPROVE, IN A NON-BINDING ADVISORY VOTE, THE FREQUENCY OF THE ADVISORY VOTE ON THE EXECUTIVE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.	☐	☐	☐	☐

Proposal	FOR	AGAINST	ABSTAIN
4. RATIFICATION OF THE APPOINTMENT OF S. R. SNODGRASS P.C., CERTIFIED PUBLIC ACCOUNTANTS, AS THE CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024.	☐	☐	☐
5. TO APPROVE THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN.	☐	☐	☐

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the four Class 3 Director nominees listed in Proposal 1, FOR Proposals 2, 4 and 5, and FOR 3 years in Proposal 3.

The proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof in accordance with the directions of the Board of Directors.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 12, 2024, and hereby revoke(s) all other proxies heretofore given by the undersigned in connection with this meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AND MAY BE WITHDRAWN BY WRITTEN NOTICE TO THE SECRETARY OF MUNCY COLUMBIA FINANCIAL CORPORATION.

Yes, I(we) plan to attend the Annual Meeting. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MUNCY COLUMBIA FINANCIAL CORPORATION
PROXY

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 23, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Elaine M. Edwards and Bert L. Leiby and each and any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Muncy Columbia Financial Corporation (the “Corporation”) that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on April 23, 2024 at 10:30 a.m. and at any adjournment or postponement thereof as follows:

(PLEASE DATE AND SIGN ON REVERSE SIDE)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

MUNCY COLUMBIA FINANCIAL CORPORATION

April 23, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

VIRTUALLY AT THE MEETING - The company will also be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiagm.com/285477946 (password: mcfc2024) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20430403030000000100 6 042324

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2, 4 AND 5, AND "FOR 3 YEARS" IN PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF FOUR CLASS 3 DIRECTORS TO SERVE FOR A THREE-YEAR TERM:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. TO APPROVE, IN A NON-BINDING ADVISORY VOTE, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS. FOR ☐ AGAINST ☐ ABSTAIN ☐

3. TO APPROVE, IN A NON-BINDING ADVISORY VOTE, THE FREQUENCY OF THE ADVISORY VOTE ON THE EXECUTIVE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS. 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN ☐

4. RATIFICATION OF THE APPOINTMENT OF S. R. SNODGRASS P.C., CERTIFIED PUBLIC ACCOUNTANTS, AS THE CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024. FOR ☐ AGAINST ☐ ABSTAIN ☐

5. TO APPROVE THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN. FOR ☐ AGAINST ☐ ABSTAIN ☐

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the four Class 3 Director nominees listed in Proposal 1, FOR Proposals 2, 4 and 5, and FOR 3 years in Proposal 3.

The proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof in accordance with the directions of the Board of Directors.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 12, 2024, and hereby revoke(s) all other proxies heretofore given by the undersigned in connection with this meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AND MAY BE WITHDRAWN BY WRITTEN NOTICE TO THE SECRETARY OF MUNCY COLUMBIA FINANCIAL CORPORATION.

Yes, I(we) plan to attend the Annual Meeting. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Internet Availability of Proxy Materials for the Annual Meeting of Stockholders of

MUNCY COLUMBIA FINANCIAL CORPORATION

Journey Bank

Lightstreet Office Conference Room, 1199 Lightstreet Road, Bloomsburg, PA 17815

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

TO REQUEST PAPER COPIES: **TELEPHONE:** 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers)
E-MAIL: help@equiniti.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

Please make your request for a paper copy of the proxy materials as instructed above on or before April 9, 2024 to facilitate timely delivery. There is no charge to you for requesting a paper copy.

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions.

VIRTUALLY AT THE MEETING: The company will also be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/285477946 (password: mcfc2024) and be sure to have your control number available.

MAIL: You may request a paper proxy card by following the instructions TO REQUEST PAPER COPIES above.

1. ELECTION OF FOUR CLASS 3 DIRECTORS TO SERVE FOR A THREE-YEAR TERM:

Please note that you cannot use this notice to vote by mail.

2. TO APPROVE, IN A NON-BINDING ADVISORY VOTE, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

3. TO APPROVE, IN A NON-BINDING ADVISORY VOTE, THE FREQUENCY OF THE ADVISORY VOTE ON THE EXECUTIVE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2, 4 AND 5, AND "FOR 3 YEARS" IN PROPOSAL 3.